UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule
14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒   Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12
BRIDGEBIO ONCOLOGY THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

BRIDGEBIO ONCOLOGY THERAPEUTICS, INC.

256 E. Grand Avenue, Suite 104

South San Francisco, CA 94080

NOTICE OF 2026 ANNUAL MEETING OF STOCKHOLDERS

To be held June 16, 2026

Dear Stockholders:

You are cordially invited to attend the 2026 Annual Meeting of Stockholders (the “Annual Meeting”), of BridgeBio Oncology Therapeutics, Inc., a Delaware corporation (the “Company” or “BBOT”), to be held on Tuesday, June 16, 2026, at 1:00 p.m. Pacific Daylight Time, virtually via live webcast at www.virtualshareholdermeeting.com/BBOT2026, where you will be able to vote electronically and submit questions, as described below. We encourage you to access the Annual Meeting before it begins. The purpose of the Annual Meeting is the following:

1.

to elect two Class I directors to our board of directors, to serve until the 2029 annual meeting of stockholders and until his or her successor has been duly elected and qualified, or until his or her earlier death, resignation or removal;

2.	to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026; and

3.	to transact any other business properly brought before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

With respect to the election of the Class I directors, Michelle Doig will not stand for re-election to the board of directors at the Annual Meeting. Ms. Doig has served on our board of directors since 2024, and the board of directors thanks her for her service.

The proposal for the election of directors relates solely to the election of Class I directors nominated by the board of directors and does not include any other matters relating to the election of directors, including, without limitation, the election of directors nominated by any stockholder of the Company.

Only BBOT stockholders of record at the close of business on April 20, 2026 will be entitled to vote during the Annual Meeting and any adjournment or postponement thereof. In order to attend the Annual Meeting, you must register in advance at www.virtualshareholdermeeting.com/BBOT2026, prior to the commencement of the Annual Meeting. Upon completing your registration, you will receive further instructions via email, including your unique links that will allow you access to the meeting and will permit you to submit questions. You will not be able to attend the Annual Meeting in person.

We are pleased to take advantage of Securities and Exchange Commission rules that allow companies to furnish their proxy materials over the Internet. We are mailing to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”), instead of a paper copy of our proxy materials and our Annual Report to Stockholders for the fiscal year ended December 31, 2025 (the “2025 Annual Report”). The Notice contains instructions on how to access those documents and to cast your vote via the Internet. The Notice also contains instructions on how to request a paper copy of our proxy materials and our 2025 Annual Report, which are available to you free of charge. This “Notice and Access” internet process that we have elected to follow allows us to provide our stockholders with necessary information on a more timely basis, while reducing the environmental impact and lowering the costs of printing and distributing our proxy materials. The Annual Meeting items of business noted above are more fully described in the proxy materials we are furnishing over the Internet.

Your vote is important. Whether or not you are able to attend the virtual Annual Meeting, it is important that your shares be represented. To ensure that your vote is recorded promptly, please vote as soon as possible, even if you plan to attend the virtual Annual Meeting. You may vote by submitting your proxy via the Internet, by telephone, or by mail (if you received paper copies of the proxy materials) by following the instructions on the proxy card or voting instruction card. Voting over the Internet or by telephone, written proxy or voting instruction card will ensure your representation at the virtual Annual Meeting regardless of whether you attend.

On behalf of our Board of Directors and all our employees, thank you for your continued support and investment in the Company.

By order of the Board of Directors,

/s/ Pedro J. Beltran
Pedro J. Beltran, Ph.D.
Chief Executive Officer

South San Francisco, CA

April 28, 2026

Table of Contents

Page
GENERAL INFORMATION	1
PROPOSAL NO. 1 - ELECTION OF CLASS I DIRECTORS	8
PROPOSAL NO. 2 - RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2026	14
CORPORATE GOVERNANCE	16
DIRECTOR COMPENSATION	24
EXECUTIVE COMPENSATION	28
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	37
PRINCIPAL STOCKHOLDERS	42
REPORT OF THE AUDIT COMMITTEE	46
HOUSEHOLDING	47
STOCKHOLDER PROPOSALS	48
OTHER MATTERS	49

BRIDGEBIO ONCOLOGY THERAPEUTICS, INC.

256 E. Grand Avenue, Suite 104

South San Francisco, CA 94080

PROXY STATEMENT

FOR THE 2026 ANNUAL MEETING OF STOCKHOLDERS

To be held on Tuesday, June 16, 2026

This proxy statement contains information about the 2026 Annual Meeting of Stockholders (the “Annual Meeting”), of BridgeBio Oncology Therapeutics, Inc., a Delaware corporation (the “Company” or “BBOT”), which will be held virtually on Tuesday, June 16, 2026 at 1:00 p.m. Pacific Daylight Time. The Annual Meeting will be a virtual stockholders meeting held at www.virtualshareholdermeeting.com/BBOT2026. The board of directors of the Company is using this proxy statement to solicit proxies for use at the Annual Meeting. In this proxy statement, the terms “BBOT,” “Company,” “we,” “us,” and “our” refer to BridgeBio Oncology Therapeutics, Inc. The mailing address of our principal executive offices is 256 E. Grand Avenue, Suite 104, South San Francisco, CA 94080.

All properly submitted proxies will be voted in accordance with the instructions contained in those proxies. If no instructions are specified, the proxies will be voted in accordance with the recommendation of our board of directors with respect to each of the matters set forth in the accompanying Notice of the Annual Meeting. You may revoke your proxy at any time before it is exercised at the meeting by (1) following the instructions on the Notice and entering a new vote by mail that we receive before the start of the Annual Meeting or over the Internet by the cutoff time of 8:59 p.m. Pacific Daylight Time on June 15, 2026, (2) attending and voting at the virtual Annual Meeting (although attendance at the virtual Annual Meeting will not in and of itself revoke a proxy), or (3) filing an instrument in writing revoking the proxy or another duly executed proxy bearing a later date with our Corporate Secretary. Any written notice of revocation or subsequent proxy card must be received by our proxy tabulator prior to the taking of the vote at the Annual Meeting. Any such written notice of revocation or subsequent proxy card should be delivered by mail, for delivery prior to the above-referenced cutoff time, to BridgeBio Oncology Therapeutics, Inc., Attn: Corporate Secretary, 256 E. Grand Avenue, Suite 104, South San Francisco, CA 94080.

We made this proxy statement and our Annual Report to Stockholders for the fiscal year ended December 31, 2025 (the “2025 Annual Report”), available to stockholders on or about April 28, 2026.

We are an “emerging growth company” under applicable federal securities laws and therefore permitted to conform with certain reduced public company reporting requirements. As an emerging growth company, we provide in this proxy statement the scaled disclosure permitted under the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”), including the compensation disclosures required of a “smaller reporting company,” as that term is defined in Rule 12b-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In addition, as an emerging growth company, we are not required to conduct votes seeking approval, on an advisory basis, of the compensation of our NEOs or the frequency with which such votes must be conducted. We will remain an “emerging growth company” until the earliest of (i) the last day of the fiscal year in which we have more than $1.235 billion in annual revenue; (ii) the date we qualify as a “large accelerated filer,” with at least $700 million of equity securities held by non-affiliates; (iii) the date on which we have issued, in any three-year period, more than $1.0 billion in non-convertible debt securities; and (iv) December 31, 2029 (the last day of the fiscal year ending after the fifth anniversary of the initial public offering of our predecessor, Helix Acquisition Corp. II (“Helix”) in February 2024). Even after we are no longer an “emerging growth company,” we may remain a “smaller reporting company.”

Important Notice Regarding the Availability of Proxy Materials for

the Annual Meeting of Stockholders to Be Held on Tuesday, June 16, 2026:

This proxy statement and our 2025 Annual Report are

available for viewing, printing and downloading at www.virtualshareholdermeeting.com/BBOT2026.

A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, as filed with the Securities and Exchange Commission (the “SEC”), except for exhibits, will be furnished without charge to any stockholder upon written request to BridgeBio Oncology Therapeutics, Inc., 256 E. Grand Avenue, Suite 104, South San Francisco, CA 94080, Attention: Corporate Secretary. This proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, are also available on the SEC’s website at www.sec.gov, or on our website at https://investors.bbotx.com/financial-information/sec-filings.

BRIDGEBIO ONCOLOGY THERAPEUTICS, INC.

PROXY STATEMENT

FOR THE 2026 ANNUAL MEETING OF STOCKHOLDERS

GENERAL INFORMATION

When are this proxy statement and the accompanying materials scheduled to be sent to stockholders?

We have elected to provide access to our proxy materials to our stockholders via the Internet. Accordingly, on or about April 28, 2026, we will begin mailing a Notice of Internet Availability of Proxy Materials (the “Notice”). Our proxy materials, including the Notice of 2026 Annual Meeting of Stockholders, this proxy statement and the accompanying proxy card or, for shares held in street name (i.e., held for your account by a broker or other nominee), a voting instruction form, and the Annual Report to Stockholders for the fiscal year ended December 31, 2025 (the “2025 Annual Report”), will be mailed or made available to stockholders on the Internet on or about the same date.

Why did I receive a Notice of Internet Availability of Proxy Materials instead of a full set of proxy materials?

Pursuant to rules adopted by the SEC, for most stockholders, we are providing access to our proxy materials over the Internet rather than printing and mailing our proxy materials. We believe following this process will expedite the receipt of such materials and will help lower our costs and reduce the environmental impact of our annual meeting materials. Therefore, the Notice was mailed to holders of record and beneficial owners of our common stock starting on or about April 28, 2026. The Notice provides instructions as to how stockholders may access and review our proxy materials, including the Notice of 2026 Annual Meeting of Stockholders, this proxy statement, the proxy card and our 2025 Annual Report, on the website referred to in the Notice or, alternatively, how to request that a copy of the proxy materials, including a proxy card, be sent to them by mail. The Notice also provides voting instructions. In addition, stockholders of record may request to receive the proxy materials in printed form by mail or electronically by email on an ongoing basis for future stockholder meetings. Our proxy materials are available at the website referenced in the Notice, and our Notice of 2026 Annual Meeting of Stockholders, this proxy statement and our 2025 Annual Report are available on our website; however, please note that no other information contained on either website is incorporated by reference in or considered to be a part of this proxy statement.

Who is soliciting my vote?

BBOT and our board of directors are soliciting your vote for the Annual Meeting.

When is the record date for the Annual Meeting?

The record date for determination of stockholders entitled to vote at the Annual Meeting is the close of business on April 20, 2026.

How many votes can be cast by all stockholders?

There were 80,112,725 shares of our common stock, par value $0.0001 per share, outstanding on April 20, 2026, all of which are entitled to vote with respect to all matters to be acted upon at the Annual Meeting. Each stockholder of record is entitled to one vote for each share of our common stock held by such stockholder. None of our shares of undesignated preferred stock were outstanding as of April 20, 2026.

Where will the Annual Meeting be held this year?

Our board of directors has determined to hold a virtual annual meeting this year. We are committed to ensuring that stockholders will be afforded the same rights and opportunities to participate as they would at an in-person meeting. In order to attend the virtual Annual Meeting and vote your shares, you must register in advance at www.virtualshareholdermeeting.com/BBOT2026, prior to the commencement of the Annual Meeting. There will not be an in-person meeting.

How do I vote?

If you are a stockholder of record, there are several ways for you to vote your shares.

•

Online during the Annual Meeting. You may vote during the virtual Annual Meeting by following the instructions available at www.virtualshareholdermeeting.com/BBOT2026. If you hold your shares through a bank or broker and wish to vote at the virtual Annual Meeting, you must obtain a valid proxy from the firm that holds your shares. In order to attend the virtual Annual Meeting and vote your shares, you must register in advance at www.virtualshareholdermeeting.com/BBOT2026, prior to the commencement of the Annual Meeting.

•

By Internet or Telephone prior to the Annual Meeting. You can vote by proxy over the Internet or by telephone by following the instructions provided in the Notice. In order to be counted, proxies submitted by Internet or by telephone must be received by the cutoff time of 8:59 p.m. Pacific Daylight Time on June 15, 2026.

•

By Mail prior to the Annual Meeting. If you requested printed copies of the proxy materials by mail, you can vote by mailing your proxy as described in the proxy materials. Proxies submitted by mail must be received before the start of the Annual Meeting.

If you complete and submit your proxy before the Annual Meeting, the persons named as proxies will vote the shares represented by your proxy in accordance with your instructions. If you submit a proxy without giving voting instructions, your shares will be voted in the manner recommended by the board of directors on all matters presented in this proxy statement, and as the persons named as proxies may determine in their discretion with respect to any other matters properly presented at the Annual Meeting. You may also authorize another person or persons to act for you as proxy in a writing, signed by you or your authorized representative, specifying the details of those proxies’ authority. The original writing must be given to each of the named proxies, although it may be sent to them by electronic transmission if, from that transmission, it can be determined that the transmission was authorized by you.

If any other matters are properly presented for consideration at the Annual Meeting, including, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place (including, without limitation, for the purpose of soliciting additional proxies), the persons named in your proxy and acting thereunder will have discretion to vote on those matters in accordance with their best judgment. We do not currently anticipate that any other matters will be raised at the Annual Meeting.

What proposals will be voted on at the Annual Meeting?

There are two proposals scheduled to be voted on at the Annual Meeting:

•

the election of two Class I directors to hold office until the 2029 annual meeting of stockholders or until their successors are duly elected and qualified, or until his or her earlier death, resignation or removal; and

•	the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2026.

At the time this proxy statement was mailed, our management and board of directors were not aware of any other matters to be presented at the Annual Meeting other than those set forth in this proxy statement and in the notice accompanying this proxy statement.

How does our board of directors recommend that I vote?

Our board of directors recommends that you vote:

•	FOR the election of both of the directors nominated by our board of directors and named in this proxy statement as Class I directors to serve for a three-year term; and

•	FOR the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2026.

How can I submit a question for the Annual Meeting?

Stockholders of record will have the opportunity to submit questions in advance of and during the meeting. To attend the Annual Meeting, you must register in advance at www.virtualshareholdermeeting.com/BBOT2026, prior to the deadline of June 15, 2026 at 8:59 p.m. Pacific Daylight Time. Upon completing your registration, you will receive further instructions via email, including your unique links that will allow you access to the meeting and will permit you to submit questions in advance of the meeting. Stockholders who attend the virtual Annual Meeting can also submit questions or make comments during the meeting relating to each proposal at a time designated by the chairperson of the meeting. All questions presented should relate directly to the agenda item under discussion. We reserve the right to exclude questions regarding topics that are not pertinent to meeting matters or company business in the chairperson’s sole and absolute discretion. If we receive substantially similar questions, we may group such questions together and provide a single response to avoid repetition and if we receive more questions than can be answered in the allotted time or if information needed to answer an appropriate question is not readily available, we reserve the right to provide a written response to the question following the meeting.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Stockholder of Record: Shares Registered in Your Name. If, at the close of business on the record date, your shares were registered directly in your name with Continental Stock Transfer and Trust Company, our transfer agent, then you are considered the stockholder of record with respect to those shares. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote in person at the Annual Meeting.

Beneficial Owners: Shares Registered in the Name of a Broker, Bank, or Other Nominee. If, at the close of business on the record date, your shares were held, not in your name, but rather in a stock brokerage account or by a bank or other nominee on your behalf, then you are considered the beneficial owner of shares held in “street name.” As the beneficial owner, you have the right to direct your broker, bank, or other nominee how to vote your shares by following the voting instructions your broker, bank, or other nominee provides. If you do not provide your broker, bank, or other nominee with instructions on how to vote your shares, your broker, bank, or other nominee may, in its discretion, vote your shares with respect to routine matters but may not vote your shares with respect to any non-routine matters. For additional information, see “What if I do not specify how my shares are to be voted?” below.

How do I revoke my proxy?

You may revoke your proxy by (1) following the instructions on the Notice and entering a new vote by mail that we receive before the start of the Annual Meeting or over the Internet by the cutoff time of 8:59 p.m. Pacific Daylight Time on June 15, 2026, (2) attending and voting at the virtual Annual Meeting (although attendance at the virtual Annual Meeting will not in and of itself revoke a proxy), or (3) filing an instrument in writing revoking the proxy or another duly executed proxy bearing a later date with our Corporate Secretary. Any written notice of revocation or subsequent proxy card must be received by our proxy tabulator prior to the taking of the vote at the Annual Meeting. Any such written notice of revocation or subsequent proxy card should be delivered by mail, for delivery prior to the above-referenced cutoff time, to BridgeBio Oncology Therapeutics, Inc., Attn: Corporate Secretary, 256 E. Grand Avenue, Suite 104, South San Francisco, CA 94080.

If a broker, bank, or other nominee holds your shares, you must contact such broker, bank, or nominee in order to find out how to change your vote.

What is the effect of giving a proxy?

Proxies are solicited by and on behalf of our board of directors. The persons named in the proxy have been designated as proxy holders by our board of directors. When a proxy is properly dated, executed, and returned, the shares represented by the proxy will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, however, the shares will be voted in accordance with the recommendations of our board of directors. If any matters not described in this proxy statement are properly presented at the Annual Meeting, the proxy holders will use their own judgment to determine how to vote your shares. If the Annual Meeting is postponed or adjourned, the proxy holders can vote your shares on the new meeting date, unless you have properly revoked your proxy, as described above.

What if I do not specify how my shares are to be voted?

Stockholder of Record: Shares Registered in Your Name. If you are a stockholder of record and you submit a proxy but you do not provide voting instructions, your shares will be voted:

•	FOR the election of both of the directors nominated by our board of directors and named in this proxy statement as Class I directors to serve for a three-year term (Proposal No. 1);

•	FOR the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2026 (Proposal No. 2); and

•	In the discretion of the named proxy holders regarding any other matters properly presented for a vote at the Annual Meeting.

Beneficial Owners: Shares Registered in the Name of a Broker, Bank, or Other Nominee. If you are a beneficial owner and you do not provide your broker, bank, or other nominee that holds your shares with voting instructions, then your broker, bank, or other nominee will determine if it has discretion to vote on each matter. Brokers do not have discretion to vote on non-routine matters. Proposal No. 1 (election of directors) is a non-routine matter, while Proposal No. 2 (ratification of appointment of independent registered public accounting firm) is a routine matter. As a result, if you do not provide voting instructions to your broker, bank or other nominee, then your broker, bank or other nominee may not vote your shares with respect to Proposal No. 1, which would result in a “broker non-vote,” but may, in its discretion, vote your shares with respect to Proposal No. 2. For additional information regarding broker non-votes, see “What are the effects of abstentions and broker non-votes?” below.

What are the effects of abstentions and broker non-votes?

An abstention represents a stockholder’s affirmative choice to decline to vote on a proposal. If a stockholder indicates on its proxy card that it wishes to abstain from voting its shares, or if a broker, bank, or other nominee holding its customers’ shares of record causes abstentions to be recorded for shares, these shares will be considered present and entitled to vote at the Annual Meeting. As a result, abstentions will be counted for purposes of determining the presence or absence of a quorum but will not count as votes against a proposal in cases where approval of the proposal requires a majority of the votes properly cast for and against such matter at the Annual Meeting (e.g., Proposal No. 2). Further, because the outcome of Proposal No. 1 (election of directors) will be determined by a plurality vote, abstentions will have no impact on the outcome of such proposal as long as a quorum exists.

A broker non-vote occurs when a broker, bank, or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the broker, bank, or other nominee does not have discretionary voting power with respect to such proposal and has not received voting instructions from the beneficial owner of the shares. Proposal 1 is considered to be “non-discretionary” or “non-routine” such that your broker may not vote your shares on this proposal in the absence of your voting instructions. Conversely, Proposal 2 is considered “discretionary” or “routine” and thus, if you do not return voting instructions to your broker, your shares may be voted by your broker in its discretion. Broker non-votes will be counted for purposes of calculating whether a quorum is present at the Annual Meeting but will not be counted for purposes of determining the number of votes cast. Therefore, a broker non-vote will make a quorum more readily attainable but will not otherwise affect the outcome of the vote on any proposal.

How many votes are needed for approval of each proposal?

The vote required, and the method of calculation, for each proposal at our Annual Meeting is described below.

Proposal	Voting Options	Vote Required	Treatment of Withhold, Abstentions and Broker Non-Votes	Routine Matter?
Election of Directors	FOR WITHHOLD	Plurality	Withhold and broker non-votes will have no effect in determining the outcome of the proposal.	No
Approval of the ratification of appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2026	FOR AGAINST ABSTAIN	Majority	Abstentions and broker non-votes will have no effect in determining the outcome of the proposal.	Yes

“Majority” means a majority of the votes properly cast for and against such matter.

“Plurality” means a plurality of the votes properly cast on such matter. For the election of directors, the two nominees receiving the highest number of votes, in person or by proxy, will be elected as directors.

Proposal No. 1: The election of Class I directors requires a plurality vote of the shares of our common stock properly cast on the election of directors to be approved. This means that the two nominees who receive the most FOR votes will be elected. With respect to each nominee, you may (i) vote FOR such nominee, or (ii) WITHHOLD your vote to such nominee. Any shares not voted FOR a particular nominee (whether as a result of voting withheld or a broker non-vote) will not be counted in such nominee’s favor and will have no effect on the outcome of the election. If you WITHHOLD your vote as to all nominees, you will be deemed to have abstained from voting on Proposal No. 1, and such abstention will have no effect on the outcome of the proposal. This proposal is not considered to be a “routine” item under the rules of the New York Stock Exchange, which are also applicable to Nasdaq-listed companies, brokers, banks and other securities intermediaries that are subject to New York Stock Exchange rules, so if you do not instruct your broker how to vote with respect to this proposal, your broker may not vote on this proposal, which will result in broker “non-votes.” Withheld votes and broker “non-votes” will have no effect on the outcome of the election of the directors. Our amended and restated bylaws (“Bylaws”) and certificate of incorporation (“Certificate of Incorporation”) do not provide for cumulative voting rights in the election of directors.

Proposal No. 2: The ratification of the appointment of Deloitte & Touche LLP requires a majority of the votes properly cast for and against such matter to be approved. You may vote FOR, AGAINST or ABSTAIN. If you ABSTAIN from voting on Proposal No. 2, your shares will not be counted as “votes cast” with respect to such matter, and therefore, the abstention will have no effect on the outcome of the proposal. This proposal is considered to be a “routine” item under the rule of the New York Stock Exchange, which are also applicable to Nasdaq-listed companies, brokers, banks and other securities intermediaries that are subject to New York Stock Exchange rules, and your broker will be able to vote on this proposal even if it does not receive instructions from you. Accordingly, we do not anticipate that there will be any broker “non-votes” on this proposal; however, any abstentions or broker “non-votes” will have no effect on the outcome of this proposal.

What does it mean if I received more than one Notice?

If you receive more than one Notice, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on each notice you received to ensure that all of your shares are voted.

I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

We have adopted a procedure called “householding,” which has been approved by the SEC. Under this procedure, we will deliver only one copy of our proxy materials in the mail to multiple stockholders who share the same address (if they appear to be members of the same family) unless we have received contrary instructions from an affected stockholder. Stockholders who participate in householding will continue to receive separate proxy cards if they received a paper copy of proxy materials in the mail. This procedure reduces our printing and mailing costs. Upon written or oral request, we will promptly deliver a separate copy of the proxy materials to any stockholder at a shared address to which we delivered a single copy of any of these documents. To receive a separate copy, or, if you are receiving multiple copies, to request that we only send a single copy of next year’s proxy materials, you may contact us as follows:

BridgeBio Oncology Therapeutics, Inc.

Attention: Corporate Secretary

256 E. Grand Avenue, Suite 104

South San Francisco, CA 94080

650-405-4770

Stockholders who hold shares in street name may contact their brokerage firm, bank, or other nominee to request information about householding.

How is a quorum reached?

Our Bylaws provide that a majority of the outstanding shares of voting stock entitled to vote, present in person or by remote communication, if applicable, or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting.

Under the General Corporation Law of the State of Delaware, shares that are voted “abstain” or “withheld” and broker “non-votes” are counted as present for purposes of determining whether a quorum is present at the Annual Meeting. If a quorum is not present, the meeting may be adjourned until a quorum is obtained.

Who pays the cost for soliciting proxies?

We are making this solicitation and will pay the entire cost of preparing and distributing the Notice and our proxy materials and soliciting votes. If you choose to access the proxy materials or vote over the Internet, you are responsible for any Internet access charges that you may incur. Our officers and employees may, without compensation other than their regular compensation, solicit proxies through further mailings, personal conversations, facsimile transmissions, e-mails, or otherwise.

How may stockholders submit matters for consideration at an annual meeting?

The required notice must be in writing and received by our Corporate Secretary at our principal executive offices not later than the close of business on the ninetieth (90th) day nor earlier than the close of business on the one hundred twentieth (120th) day prior to the one-year anniversary of the preceding year’s annual meeting; provided, however, that in the event the annual meeting is first convened more than thirty (30) days before or more than sixty (60) days after such anniversary date, or if no annual meeting were held in the preceding year, notice by the stockholder to be timely must be received by our Corporate Secretary not later than the close of business on the later of the ninetieth (90th) day prior to the scheduled date of such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made. For stockholder proposals to be brought before the 2027 annual meeting of stockholders, the required notice must be received by our Corporate Secretary at our principal executive offices no earlier than February 16, 2027 and no later than March 18, 2027. Stockholder proposals and the required notice should be addressed to BridgeBio Oncology Therapeutics, Inc., 256 E. Grand Avenue, Suite 104, South San Francisco, CA 94080, Attention: Corporate Secretary.

Any stockholder proposal intended to be included in the proxy statement for the next annual meeting of our stockholders in 2027 must satisfy the requirements of SEC Rule 14a-8 under the Exchange Act and be received not later than December 29, 2026. If the date of the 2027 annual meeting of stockholders is moved by more than 30 days from the date contemplated at the time of the previous year’s proxy statement, then notice must be received within a reasonable time before we begin to print and send proxy materials. If that happens, we will publicly announce the deadline for submitting a proposal in a press release or in a document filed with the SEC. A proposal submitted outside the requirements of Rule 14a-8 under the Exchange Act must comply with the requirements in our Bylaws. Rule 14a-8 proposals must be delivered by mail to BridgeBio Oncology Therapeutics, Inc., 256 E. Grand Avenue, Suite 104, South San Francisco, CA 94080, Attention: Corporate Secretary.

In addition to satisfying the foregoing requirements, stockholders who intend to solicit proxies in support of a stockholder nominee for election as a director must also comply with the additional requirements of Rule 14a-19(b) under the Exchange Act.

How can I know the voting results?

We plan to announce preliminary voting results at the Annual Meeting and will publish final results in a Current Report on Form 8-K to be filed with the SEC within four business days following the Annual Meeting.

What is the Business Combination?

On August 11, 2025 (the “Closing Date”), Helix Acquisition Corp. II., a Cayman Islands exempted company (“Helix”), consummated the previously announced Business Combination pursuant to the terms of the business combination agreement, dated February 28, 2025 and amended on June 17, 2025 (as amended, the “Business Combination Agreement”), with Helix II Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of Helix (“Merger Sub”), and TheRas, Inc. (d/b/a BridgeBio Oncology Therapeutics), a Delaware corporation (“TheRas”).

Pursuant to the Business Combination Agreement, on the Closing Date, (i) immediately prior to the consummation of the Business Combination, Helix filed a Certificate of Corporate Domestication and a Certificate of Incorporation with the Delaware Secretary of State and filed an application to de-register with the Registrar of Companies of the Cayman Islands (collectively, the “Domestication”), (ii) upon effectiveness of the Domestication, Helix became a Delaware corporation and changed its corporate name to “BridgeBio Oncology Therapeutics, Inc.” (the “Company” or “BBOT”), and (iii) Merger Sub merged with and into TheRas (the “Merger”), with TheRas surviving the Merger as a direct, wholly-owned subsidiary of the Company (collectively, the Merger and Domestication, along with certain other transactions in the Business Combination Agreement, the “Business Combination”).

PROPOSAL NO. 1—ELECTION OF CLASS I DIRECTORS

Our board of directors currently consists of nine members. In accordance with the terms of our Certificate of Incorporation, and our Bylaws, our board of directors is divided into three staggered classes of directors, Class I, Class II and Class III, and each director is assigned to one of the three classes, with members of each class serving staggered three-year terms. The members of the classes are currently divided as follows:

•	the Class I directors are Frank McCormick, Michelle Doig and Peter Lebowitz, and their terms expire at the Annual Meeting;

•	the Class II directors are Neil Kumar, Bihua Chen and Raymond Kelleher, and their terms expire at the annual meeting of stockholders to be held in 2027; and

•	the Class III directors are Pedro J. Beltran, Praveen Tipirneni and Jake Bauer, and their terms expire at the annual meeting of stockholders to be held in 2028.

Upon the expiration of the term of a class of directors, directors in that class will be eligible to be elected for a new three-year term at the annual meeting of stockholders in the year in which their term expires. Each of our current Class I directors except for Michelle Doig is being nominated for re-election at the Annual Meeting.

Our board of directors has nominated Frank McCormick and Peter Lebowitz for election as the Class I directors at the Annual Meeting. The nominees are presently directors and have indicated a willingness to continue to serve as directors, if elected. If the nominees become unable or unwilling to serve, however, the proxies may be voted for a substitute nominee selected by our board of directors. Based in part upon the recommendation by the Nominating and Corporate Governance Committee and as approved by our board of directors, Michelle Doig will not be nominated for re-election as a director at the Annual Meeting. As a result, Ms. Doig’s service as a director will end on the date of the Annual Meeting. This decision was made in consultation with Ms. Doig and was not due to any performance issues or any disagreement relating to our operations, policies, or practices. We would like to thank Ms. Doig for her service on our board of directors.

Effective April 20, 2026, Eli Wallace, Ph.D. resigned from his position as a member of our board of directors and as a Class III director, and our board of directors appointed Pedro J. Beltran, Ph.D. as a Class III director to fill the vacancy created by Dr. Wallace’s resignation.

Our Certificate of Incorporation and Bylaws provide that the number of directors that constitutes our board of directors shall be fixed from time to time by a resolution of our board of directors. If the number of directors is thereafter changed, any increase or decrease in directorships will be apportioned among the classes by our board of directors so as to make all classes as nearly equal in number as is practicable, provided that no decrease in the number of directors constituting our board of directors will shorten the term of any incumbent director. The division of our board of directors into three classes with staggered three-year terms may delay or prevent stockholder efforts to effect a change of our management or a change in control.

Immediately prior to the opening of the polls at the Annual Meeting, our board of directors has elected to reduce the size of the board of directors from nine (9) to eight (8) directors.

Nominees for Election as Class I Directors

The following table and narrative information identify our nominees for Class I directors and set forth their principal occupation and business experience during the last five years and their ages as of April 21, 2026.

Name	Positions and Offices Held with BBOT	Director Since	Age
Frank P. McCormick, Ph.D., F.R.S., D. Sc.	Director	2024	75
Peter Lebowitz, M.D., Ph.D.	Director	2026	57

Frank P. McCormick, Ph.D., F.R.S., D.Sc. has served as a member of our board of directors since April 2024, and was previously a member of our board of directors from August 2016 to November 2016 and served as Chairman of our board of directors from May 2024 to December 2025. Since February 2023, Dr. McCormick has been a member of the board of directors of BridgeBio Pharma, Inc. (Nasdaq: BBIO) (“BridgeBio Pharma”) and has served as Chairman of Oncology at BridgeBio Pharma since April 2019. He is a Professor at the University of California, San Francisco (UCSF) Helen Diller Family Comprehensive Cancer Center, where he has been a faculty member since 1997. Dr. McCormick was the Director of the UCSF Helen Diller Family Comprehensive Cancer Center and Associate Dean of the UCSF School of Medicine from 1997 to 2014. Before joining UCSF, he worked with several biotechnology firms, including Cetus Corporation and Chiron Corporation. In 1992, he founded Onyx Pharmaceuticals and served as its Chief Scientific Officer until 1996. Dr. McCormick is a Fellow of the Royal Society since 1996 and a member of the National Academy of Sciences since 2014. He led the National Cancer Institute’s Ras Initiative at the Frederick National Laboratories for Cancer Research since 2013. Dr. McCormick has also served on the boards of Olema Pharmaceuticals, Inc. (Nasdaq: OLMA) and Aduro Biotech, Inc. (Nasdaq: KDNY). He received his B.Sc. in Biochemistry from the University of Birmingham and his Ph.D. in Biochemistry from the University of Cambridge, with postdoctoral fellowships at the State University of New York at Stony Brook and Imperial Cancer Research Fund in London. We believe that Dr. McCormick is qualified to serve on our board of directors based on his extensive scientific background, particularly in oncology.

Peter Lebowitz, M.D., Ph.D. has served as a member of our board of directors since March 2026. He has served as Chief Executive Officer and Chief Medical Officer of Third Arc Bio, since 2024, and previously served as Senior Vice President, Global Head of Oncology R&D and Johnson & Johnson from 2011 to 2024. He has led teams to bring fifteen drugs to market over the past twenty years and managed large drug development organizations in all stages of drug development. At Johnson & Johnson, he led an end-to-end team from discovery through full development, and launched thirteen new drugs with twelve breakthrough therapy designations and 38 New England Journal of Medicine publications. We believe that Dr. Lebowitz is qualified to serve on our board of directors based on his extensive experience as a biopharmaceutical company executive and leader of various drug development organizations, including in the field of oncology.

The proxies will be voted in favor of the above nominees unless a contrary specification is made in the proxy. The nominees have consented to serve as our directors if elected. However, if the nominees are unable to serve or for good cause will not serve as directors, the proxies will be voted for the election of such substitute nominee as our board of directors may designate.

The board of directors recommends voting “FOR” the election of Frank McCormick and Peter Lebowitz as the Class I directors, to serve for a three-year term ending at the annual meeting of stockholders to be held in 2029. Withheld votes and broker non-votes will have no effect on the outcome of the election of the directors.

Current Directors

Class I Director Not Standing for Re-Election at the Annual Meeting

The following table and narrative information identifies our director not standing for re-election at the Annual Meeting, and sets forth her principal occupation and business experience during the last five years and her age as of April 21, 2026.

Name	Positions and Offices Held with BBOT	Director Since	Class and Year in Which Term Will Expire	Age
Michelle Doig	Director	2024	Class I - 2026	52

Michelle Doig has served as a member of our board of directors since April 2024. She has served as a director of Artios Pharma Ltd, since July 2021 and previously, she served on the boards of directors of Nuvation Bio Inc. (NYSE: NUVB) from July 2019 to June 2021 and Omega Alpha SPAC (Nasdaq: OMEG) from November 2020 to January 2023. Since December 2016, Ms. Doig has been a Partner and the Head of Corporate Development at Omega Funds. Prior to that, she was Director of Corporate Finance at Third Rock Ventures from December 2013 to December 2016. From 2004 to 2013, she was a Principal at Abingworth. Ms. Doig has also worked as a life sciences investment banker with Lehman Brothers International (London), J.P. Morgan (New York), and Morgan Stanley Canada (Toronto). She received a degree in Business Administration from the Richard Ivey School of Business at the University of Western Ontario. We believe that Ms. Doig is qualified to serve on our board of directors because of her significant industry experience, including as an investor in the biopharmaceutical industry.

Directors Continuing in Office

The following table and narrative information identify our directors continuing in office, and sets forth their principal occupation and business experience during the last five years and their ages as of April 21, 2026.

Name	Positions and Offices Held with BBOT	Director Since	Class and Year in Which Term Will Expire	Age
Neil Kumar, Ph.D.	Executive Chairman of the Board and Director	2016	Class II - 2027	47
Bihua Chen, M.B.A.	Director	2025	Class II - 2027	57
Raymond Kelleher, M.D., Ph.D.	Director	2024	Class II - 2027	60
Pedro J. Beltran, Ph.D.	Chief Executive Officer and Director	2026	Class III - 2028	55
Praveen Tipirneni, M.D., M.B.A.	Director	2024	Class III - 2028	57
Jake Bauer	Chairman of the Board and Director	2025	Class III - 2028	47

Class II Directors (Term Expires at 2027 Annual Meeting)

Neil Kumar, Ph.D. has served as a member of our board of directors since August 2016 and as Executive Chairman of our board of directors since April 2026. Dr. Kumar also served as Chief Executive Officer and President of TheRas from August 2016 to April 2024. He is a co-founder and has been the Chief Executive Officer and a member of the board of directors of BridgeBio Pharma, Inc. (Nasdaq: BBIO) since April 2015. Dr. Kumar has also served as the Chief Executive Officer of BridgeBio Pharma’s subsidiary, Eidos Therapeutics, Inc. (formerly Nasdaq: EIDX), and a member of its board of directors since March 2016. Prior to co-founding BridgeBio Pharma, he was the interim Vice President of Business Development at MyoKardia, Inc. (formerly Nasdaq: MYOK, acquired by Bristol Myers Squibb), from 2012 to 2014. He was a principal at Third Rock Ventures from 2011 to 2014 and an associate principal at McKinsey & Company from 2007 to 2011. Dr. Kumar has served on the board of directors of LianBio (formerly Nasdaq: LIAN) since October 2019. He received his B.S. and M.S. degrees in Chemical Engineering from Stanford University and his Ph.D. in Chemical Engineering from the Massachusetts Institute of Technology. We believe that Dr. Kumar is qualified to serve on our board of directors based on his extensive experience as an executive officer of biotechnology companies.

Bihua Chen, M.B.A. was the Chairperson and Chief Executive Officer of Helix from June 2021 to August 2025 and continues to serve as a member of our board of directors. Ms. Chen is the founder and managing member of Cormorant Asset Management, LP (“Cormorant”), an investment firm focused on innovative biotechnology, medical technology and life science companies, and has served in this capacity since 2013. Ms. Chen was the Chief Executive Officer and Chairwoman of Helix Acquisition Corp. (“Helix I”), a publicly traded biotechnology special purpose acquisition company, from its inception until April 2022, when Helix I completed its business combination with MoonLake Immunotherapeutics AG (Nasdaq: MLTX). From 2020 to July 2025, Ms. Chen served as a director of Biomea Fusion, Inc. (Nasdaq: BMEA). Prior to founding Cormorant in 2013, Ms. Chen managed a separately managed account focused on the healthcare sector as a sub-adviser to a large, multi-strategy hedge fund based in

New York. Prior to that, Ms. Chen was a healthcare analyst and sector portfolio manager for American Express Asset Management, Boston. Ms. Chen has also served as a portfolio manager for the Asterion Life Science Fund from 2001 through 2002, an equity analyst and portfolio manager for Bellevue Research from 2000 through 2001 and an equity analyst for Putnam Investments from 1998 through 2001. Ms. Chen obtained a Master of Business Administration degree from the Wharton School of Business in 1998 and graduated with a Master of Science degree in Molecular Biology from the Graduate School of Biomedical Science at Cornell Medical College in 1994. Ms. Chen also holds a Bachelor of Science degree in Genetics and Genetic Engineering from Fudan University, Shanghai, China, which she received in 1990. We believe that Ms. Chen is qualified to serve on our board of directors due to her demonstrated leadership in her field, her experience as a board member of biotechnology and pharmaceutical companies and her experience as an investor in life sciences companies.

Raymond Kelleher, M.D., Ph.D. has served as a member of our board of directors (including our predecessor, TheRas) since April 2024. He has been Managing Director at Cormorant Asset Management, LP since July 2020. From August 2023 to June 2024, Dr. Kelleher was a member of the board of directors of Rapport Therapeutics, Inc. (Nasdaq: RAPP). Dr. Kelleher has maintained an active clinical neurology practice at Massachusetts General Hospital specializing in neurodegenerative disorders, particularly Alzheimer’s disease and related dementias, since 1994. He was an Assistant Professor of Neurology at Harvard Medical School from July 2005 to October 2023. Dr. Kelleher received his B.S. from the Massachusetts Institute of Technology, his Ph.D. from Stanford University, and his M.D. from Stanford University School of Medicine. We believe that Dr. Kelleher is qualified to serve on our board of directors due to his extensive expertise in neurology and background in healthcare investing.

Class III Directors (Term Expires at 2028 Annual Meeting)

Pedro J. Beltran, Ph.D. has served as our Chief Scientific Officer (including our predecessor, TheRas) since April 2024 until his appointment as President and Chief Executive Officer in April 2026, and as a member of our board of directors since April 2026. Previously, Dr. Beltran served as Chief Scientific Officer of BridgeBio Pharma, Inc. (Nasdaq: BBIO) from July 2023 to April 2024, and as Senior Vice President of Biology from July 2020 to July 2023. From November 2017 to July 2020, Dr. Beltran was Senior Vice President, Head of Biology at UNITY Biotechnology and from 2003 to 2017 held various roles at Amgen, Inc., including Executive Director of Oncology Research. He has led multiple Investigational New Drug application submissions, authored more than 50 peer-reviewed articles, presented at numerous national and international scientific conferences, and holds diverse patents for the treatment of malignant diseases. Dr. Beltran completed postdoctoral work in Molecular and Cellular Pharmacology at the University of Miami, holds a Ph.D. in Cancer Biology from the University of Texas, MD Anderson Cancer Center, and a B.S. in Molecular Biology from Florida Institute of Technology. We believe that Dr. Beltran is qualified to serve on our board of directors based on his extensive experience in the pharmaceutical industry, including experience in oncology drug development and academic publications, and his knowledge of BBOT from his role as BBOT’s Chief Executive Officer.

Praveen Tipirneni, M.D., M.B.A. has served as a member of our board of directors (including our predecessor, TheRas) since November 2024. Dr. Tipirneni is currently the Chief Executive Officer of Caldera Therapeutics, Inc., a clinical stage biotechnology company developing antibody for inflammatory bowel disease and other immunologic and inflammatory diseases. Since June 2024, he has been a member of the board of directors of Tectonic Therapeutic Inc. (Nasdaq: TECX) (formerly known as AVROBIO, Inc.). Dr. Tipirneni previously served on the legacy Tectonic Therapeutic board of directors since February 2020. Most recently, he was Chief Executive Officer and a member of the board of directors of Morphic Holding, Inc. (formerly Nasdaq: MORF), from July 2015 to July 2024, until its acquisition by Eli Lilly & Co. (NYSE: LLY). Prior to founding Morphic, Dr. Tipirneni served as Senior Vice President of Corporate Development and Global Strategy at Cubist Pharmaceuticals Inc. (formerly, Nasdaq: CBST) from 2006 until Cubist’s acquisition by Merck in 2015. Earlier in his career, he was a member of the clinical team supporting the NDA and sNDA submissions for Cubicin, contributing to its growth into $1.2 billion peak sales. Prior to joining Cubist, he worked at Sun Microsystems, Inc. and Covad Communications Inc. in corporate strategy, and at Deltagen in business development. Dr. Tipirneni received a B.A. in Mechanical Engineering from the Massachusetts Institute of Technology, an M.D. from McGill University, and an M.B.A. from the Wharton School of Business at the University of Pennsylvania. We believe that Dr. Tipirneni is qualified to serve on our board of directors because of his experience with biotechnology companies, including working with and serving in various executive positions in life sciences companies.

Jake Bauer has served as a member of our board of directors (including our predecessor, TheRas) since April 2025 and as Chairman of our board of directors since December 2025. Mr. Bauer has served as a Venture Partner at ARCH Venture Partners and SR One Capital Management since September 2021 and has been an independent consultant working with companies in the life sciences industry since November 2020. Prior to the acquisition of MyoKardia, Inc. (formerly Nasdaq: MYOK) by Bristol Myers Squibb in November 2020, Mr. Bauer served as the Chief Business Officer of MyoKardia, Inc. beginning in April 2018 as well as the Senior Vice President, Finance and Corporate Development and Principal Financial Officer of MyoKardia, Inc. from July 2016 to April 2018 and as Vice President, Business Development and Business Operations of MyoKardia, Inc. from July 2014 to July 2016. Mr. Bauer currently serves on the board of directors of several private biotechnology companies and public companies, including Enliven Therapeutics, Inc. (Nasdaq: ELVN) since February 2023 and Immunovant, Inc. (Nasdaq: IMVT) since April 2025. Mr. Bauer previously served on the board of directors of ARYA Sciences Acquisition Corp V, from April 2021 to July 2023, and ARYA Sciences Acquisition Corp II from May 2020 to October 2020. Mr. Bauer holds a B.S. degree in Biology and a B.A. degree in Economics from Duke University and an M.B.A. from Harvard Business School. We believe that Mr. Bauer is qualified to serve on our board of directors based on his extensive experience as an executive in the life sciences industry.

There are no family relationships between or among any of our directors or executive officers. The principal occupation and employment during the past five years of each of our directors was carried on, in each case except as specifically identified above, with a corporation or organization that is not a parent, subsidiary or other affiliate of us. There is no arrangement or understanding between any of our directors and any other person or persons pursuant to which he or she is to be selected as a director.

There are no material legal proceedings to which any of our directors is a party adverse to us or any of our subsidiaries or in which any such person has a material interest adverse to us or our subsidiaries.

Executive Officers Who Are Not Directors

The following table identifies our current executive officers who are not directors, and sets forth their current positions at BBOT and their ages as of April 21, 2026.

Name	Position Held with BBOT	Officer Since	Age
Yong Ben, M.D., M.B.A.	Chief Medical and Development Officer	2024	52
Idan Elmelech	Chief Operating Officer	2026	33

Yong Ben, M.D., M.B.A. has served as our Chief Medical and Development Officer (including our predecessor, TheRas) since September 2024. Since March 2023, Dr. Ben has served as a member of the board of directors of Corbus Pharmaceuticals Holdings, Inc. (Nasdaq: CRBP). Dr. Ben has been a Venture Partner at Eight Roads Ventures, one of Fidelity’s venture capital firms, since August 2022 and was acting CEO of AlphaGen Therapeutics from September 2023 through June 2024. Before that, he served as Chief Medical Officer for solid tumors at BeOne Medicines Ltd. (formerly BeiGene) from February 2019 to July 2022, and as Chief Medical Officer at BioAtla from 2017 to 2019. Previously, Dr. Ben was the Global Clinical Leader of Immuno-Oncology Clinical Development at AstraZeneca. He began his career as a Surgical Oncologist at Peking Union Medical College Hospital and completed a postdoctoral fellowship at California Pacific Medical Center. Dr. Ben received his medical degree from Norman Bethune College of Medicine and his M.B.A. from the University of California, San Diego.

Idan Elmelech has served as our Chief Operating Officer and principal financial officer since April 2026 and previously served as our Senior Vice President, Strategy and Business Development (including our predecessor, TheRas) from May 2024 until his promotion to Chief Operating Officer. Prior to this role, Mr. Elmelech was Director, Strategy and Business Development at BridgeBio Pharma, Inc. (Nasdaq: BBIO) from July 2023 to April 2024, where he led the $200 million equity financing and spinout of TheRas, Inc. From January 2021 to April 2023, Mr. Elmelech served as a consultant in the life science practice of L.E.K. Consulting, a global management consulting firm, and previously, spent time in early-stage biotechnology venture capital. Mr. Elmelech holds an MBA in Finance from Columbia Business School, an MA in Biotechnology from Columbia University and a BA in Economics and Psychology from Bard College.

There are no family relationships between or among any of our directors or executive officers. The principal occupation and employment during the past five years of each of our executive officers was carried on, in each case except as specifically identified above, with a corporation or organization that is not a parent, subsidiary or other affiliate of us. There is no arrangement or understanding between any of our executive officers and any other person or persons pursuant to which he was or is to be selected as an executive officer.

There are no material legal proceedings to which any of our executive officers is a party adverse to us or our subsidiaries or in which any such person has a material interest adverse to us or our subsidiaries.

PROPOSAL NO. 2 - RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2026

Our stockholders are being asked to ratify the appointment by the audit committee of the board of directors of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026. Deloitte & Touche LLP has served as our independent registered public accounting firm since August 11, 2025 and previously served as the independent registered public accounting firm of TheRas since 2024.

The audit committee is solely responsible for selecting our independent registered public accounting firm for the fiscal year ending December 31, 2026. Stockholder approval is not required to appoint Deloitte & Touche LLP as our independent registered public accounting firm. However, the board of directors believes that submitting the appointment of Deloitte & Touche LLP to the stockholders for ratification is good corporate governance. If the stockholders do not ratify this appointment, the audit committee will reconsider whether to retain Deloitte & Touche LLP. If the selection of Deloitte & Touche LLP is ratified, the audit committee, at its discretion, may direct the appointment of a different independent registered public accounting firm at any time it decides that such a change would be in the best interest of BBOT and its stockholders.

A representative of Deloitte & Touche LLP is expected to be present at the virtual Annual Meeting and will have an opportunity to make a statement if he or she desires to do so and to respond to appropriate questions from our stockholders.

The following table sets forth all fees paid or accrued by us for professional audit services and other services rendered by Deloitte & Touche LLP during the years ended December 31, 2024 and 2025. The amounts in the table below include fees paid or accrued by TheRas for professional audit services and other services rendered by Deloitte & Touche LLP to TheRas for periods prior to August 11, 2025.

	2024	2025
Audit fees(1)	$175,975	$2,098,405
Audit-related fees(2)	—	0
Tax fees(3)	—	0
All Other Fees(4)	—	1,895
Total fees	$175,975	$2,100,300

(1)

“Audit fees” consist of fees paid to Deloitte & Touche LLP for the audit of our annual financial statements, the review of interim consolidated financial statements and consultations on accounting matters directly related to the audit, and comfort letters, consents and assistance with and review of documents filed with the SEC.

(2)

“Audit-related fees” consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements. There were no such fees incurred in 2024 or 2025.

(3)

“Tax fees” consist of fees for professional services in connection with tax compliance, tax planning, and tax advice, including the review and preparation of our federal, state and foreign income tax returns and requests for rulings or technical advice from tax authorities. There were no such fees incurred in 2024 or 2025.

(4)

“Other fees” consist of aggregate fees billed for products and services provided by the independent registered public accounting firm other than those fees disclosed above. There were no such fees incurred in 2024.

Fees Paid to Prior Independent Registered Public Accounting Firm

WithumSmith+Brown, PC (“Withum”) served as the independent registered public accounting firm for Helix, the legal predecessor of the Company, for the period from June 15, 2021 (Helix’s inception) through the year ended December 31, 2024 and until the completion of the Business Combination. On the Closing Date, our board of directors dismissed Withum as the independent registered public accounting firm of BBOT and approved the engagement of Deloitte & Touche LLP as the independent registered public accounting firm of BBOT to audit our consolidated financial statements as of and for the year ended December 31, 2025. Audit fees for Withum for services rendered to Helix for the fiscal year ended December 31, 2024 were $0.2 million and for the first two interim periods during the fiscal year ended December 31, 2025 were $0.1 million. There were no audit-related, tax, or other fees for Withum for the fiscal years ended December 31, 2024 or 2025.

Audit Committee Pre-approval Policy and Procedures

Our audit committee has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by our independent registered public accounting firm. This policy provides that we will not engage our independent registered public accounting firm to render audit or non-audit services unless the service is specifically approved in advance by our audit committee or the engagement is entered into pursuant to the pre-approval procedure described below.

From time to time, our audit committee may pre-approve specified types of services that are expected to be provided to us by our independent registered public accounting firm during the next 12 months. Any such pre-approval details the particular service or type of services to be provided and is also generally subject to a maximum dollar amount.

During our 2025 and 2024 fiscal years, no services were provided to us by Deloitte & Touche LLP other than in accordance with the pre-approval policies and procedures described above.

The board of directors recommends voting “FOR” Proposal No. 2 to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

CORPORATE GOVERNANCE

Director Nomination Process

Our nominating and corporate governance committee is responsible for identifying individuals qualified to serve as directors, consistent with criteria approved by our board of directors, recommending such persons to be nominated for election as directors at each annual meeting of stockholders, developing and recommending to our board of directors the corporate governance guidelines and periodically reviewing those guidelines and recommending any changes, and overseeing annual evaluations of our board of directors and its committees and management.

The process followed by our nominating and corporate governance committee to identify and evaluate director candidates includes: recommending to the board of directors for its approval criteria for the board of directors and committee membership; establishing a policy with regard to the consideration of director candidates recommended by stockholders and procedures to be followed by stockholders in submitting recommendations for director candidates; establishing a process for identifying and evaluating nominees for election to the board of directors, including nominees recommended by stockholders and any policies or procedures for consideration of such stockholder nomination; upon identifying individuals qualified to become members of the board of directors, consistent with the criteria approved by the board of directors, recommending that the board of directors select these individuals as nominees for election at each annual meeting of stockholders, provided that, if we are legally required by contract or otherwise to provide third parties the ability to nominate individuals for election to the board of directors, the selection and nomination of such nominees shall not be the responsibility of the nominating and corporate governance committee; recommending to the board of directors the directors for appointment as chair and as members of board committees; reviewing all stockholder nominations and proposals submitted to us under the Exchange Act or otherwise, and any proposal relating to the procedures for making nominations or electing directors; and determining whether the nomination or proposal was submitted in a timely manner and, in the case of a director nomination, whether the nomination and the nominee satisfy all applicable eligibility requirements, and recommending action to the board of directors on each such nomination or proposal.

In evaluating director candidates, including directors eligible for re-election, the nominating and corporate governance committee will consider the following:

•	the current size and composition of the board of directors and the needs of the board of directors and its respective committees.

•

such factors as character, integrity, judgment, diversity, independence, skills, education, expertise, business acumen, business experience, length of service, understanding of our business and industry, conflicts of interest, and other commitments. The nominating and corporate governance committee need not assign any particular weight or priority to any one factor.

•	any other factors the nominating and corporate governance committee considers appropriate.

The nominating and corporate governance committee requires the following qualifications to be satisfied by any nominee for a position on the board of directors:

•	high standards of personal and professional ethics and integrity.

•	proven achievement and competence in the nominee’s field and the ability to exercise sound business judgment.

•	skills that are complementary to those of members of the existing board of directors.

•	the ability to assist and support management and make significant contributions to our success.

•	an understanding of the fiduciary responsibilities required of a director and a commitment to devote the time and energy necessary to perform those responsibilities.

Stockholders may recommend individuals to the nominating and corporate governance committee for consideration as potential director candidates. Stockholder recommendations for director candidates must be submitted in writing to BBOT’s Secretary at 256 E. Grand Avenue, Suite 104, South San Francisco, CA 94080 not later than 5:00 pm Eastern time on the ninetieth (90th) day nor earlier than 5:00 pm Eastern time on the one hundred twentieth (120th) day prior to the one-year anniversary of the preceding year’s annual meeting of stockholders or if no annual meeting of stockholders was held in the preceding year, then not later than 5:00 p.m. Eastern time on the later of the ninetieth (90th) day prior to the scheduled date of such annual meeting of stockholders or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made and should include the following information:

•	the name and address of record of the stockholder.

•	a representation that the stockholder is a record holder of our securities or, if the stockholder is not a record holder, evidence of ownership in accordance with Rule 14a-8(b)(2) of the Exchange Act.

•	the name, age, business and residential address, educational background, and principal occupation or employment of the recommended director candidate.

•	the class and number of shares of capital stock of BBOT that are held of record or are beneficially owned by the recommended director candidate.

•

a questionnaire with respect to the qualifications and background of the recommended director candidate that addresses the criteria for board of directors’ membership approved by the board of directors from time to time which questionnaire shall be provided by BBOT’s Secretary upon written request of any stockholder of record identified by name within five (5) business days of such written request.

•	a description of all agreements, arrangements or understandings between the stockholder and the recommended director candidate.

•

a representation and agreement in the form provided by BBOT (which form shall be provided by BBOT’s Secretary upon written request of any stockholder of record identified by name within five (5) business days of such written request) that such recommended director candidate (i) is not and will not become party to any agreement, arrangement, or understanding with any person or entity on how to act or vote on any matters that has not been disclosed to BBOT, (ii) is not and will not become a party to any agreement, arrangement, or understanding with any person or entity other than BBOT relating to direct or indirect compensation, reimbursement or indemnification in connection with service or action as director, (iii) will comply with all of BBOT’s policies and guidelines if elected at that meeting, (iv) intends serve as a director if elected at that meeting and (v) will promptly provide to BBOT such other information as it may reasonably request to determine the eligibility of such recommended director candidate to serve on any committee or sub-committee of the board of directors under any applicable stock exchange listing requirements or applicable law, or that the board of directors reasonably determines could be material to a reasonable stockholder’s understanding of the background, qualifications, experience, independence, or lack thereof, of such recommended director candidate.

•	any other information regarding the recommended director candidate that is required to be included in a proxy statement filed pursuant to the rules of the SEC.

A stockholder desiring to nominate a person directly for election to the board of directors at an annual meeting of the stockholders must meet the deadlines and other requirements set forth in our bylaws and the rules and regulations of the SEC. Our Secretary will provide a copy of our bylaws upon written request from a stockholder.

Assuming that biographical and background material has been provided on a timely basis in accordance with our bylaws, any recommendations received from stockholders will be evaluated in the same manner as potential nominees proposed by the nominating and corporate governance committee. If our board of directors determines to nominate a stockholder-recommended candidate and recommends his or her election, then his or her name will be included on our proxy card for the next annual meeting of stockholders. See “Stockholder Proposals” for a discussion of submitting stockholder proposals.

Director Independence

Our common stock has been approved for listing on The Nasdaq Global Market. Under the Nasdaq listing rules, independent directors must comprise a majority of a listed company’s board of directors within twelve months from the date of listing. In addition, the Nasdaq listing rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and corporate governance committees be independent within twelve months from the date of listing. Audit committee members must also satisfy additional independence criteria, including those set forth in Rule 10A-3 under the Exchange Act, and compensation committee members must also satisfy the independence criteria set forth in Rule 10C-1 under the Exchange Act. Under Nasdaq listing rules, a director will only qualify as an “independent director” if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In order to be considered independent for purposes of Rule 10A-3 under the Exchange Act, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee: (1) accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries, other than compensation for board service; or (2) be an affiliated person of the listed company or any of its subsidiaries. In order to be considered independent for purposes of Rule 10C-1, the board of directors must consider, for each member of a compensation committee of a listed company, all factors specifically relevant to determining whether a director has a relationship to such company which is material to that director’s ability to be independent from management in connection with the duties of a compensation committee member, including, but not limited to: the source of compensation of the director, including any consulting advisory or other compensatory fee paid by such company to the director, and whether the director is affiliated with the company or any of its subsidiaries or affiliates.

BBOT adheres to the rules of Nasdaq and the SEC in determining whether a director is independent. The Nasdaq listing standards generally define an “independent director” as a person who is not an executive officer or employee, or who does not have a relationship which, in the opinion of the company’s board of directors, would interfere with the exercise of independent judgment in carrying out his or her responsibilities as a director. Our board of directors has determined that each of Jake Bauer, Michelle Doig, Raymond Kelleher, Peter Lebowitz, Frank McCormick and Praveen Tipirneni are independent, as determined in accordance with the rules of Nasdaq and the SEC. In making such independence determination, our board of directors considered the relationships that each non-employee director has with us and all other facts and circumstances that our board of directors deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director. In considering the independence of the directors listed above, our board of directors also considered the association of our directors with holders of more than 5% of our common stock. BBOT’s independent directors have regularly scheduled meetings at which only independent directors are present.

Staggered Board

In accordance with the terms of the Certificate of Incorporation and Bylaws, our board of directors is divided into three staggered classes of directors and each director is assigned to one of the three classes. At each regularly-scheduled annual meeting of the stockholders, one class of directors will be elected for a three-year term to succeed the directors of the same class whose terms are then expiring. The terms of the directors will expire upon the election and qualification of successor directors at the regularly-scheduled annual meeting of stockholders to be held during the years 2026 for Class I directors, 2027 for Class II directors and 2028 for Class III directors.

•

BBOT’s Class I directors are Frank McCormick, Michelle Doig and Peter Lebowitz. With respect to the election of the Class I directors at the Annual Meeting, Michelle Doig will not stand for re-election to the board of directors.

•	BBOT’s Class II directors are Neil Kumar, Bihua Chen, and Raymond Kelleher.

•	BBOT’s Class III directors are Pedro J. Beltran, Praveen Tipirneni, and Jake Bauer.

Effective April 20, 2026, Eli Wallace resigned as member of our board of directors and as a Class III director, and Pedro J. Beltran was appointed as a Class III director to fill the vacancy created by Dr. Wallace’s resignation.

Our Certificate of Incorporation and Bylaws provide that the number of directors that constitutes our board of directors shall be fixed from time to time by a resolution of our board of directors. If the number of directors is thereafter changed, any increase or decrease in directorships will be apportioned among the classes by our board of directors so as to make all classes as nearly equal in number as is practicable, provided that no decrease in the number of directors constituting our board of directors will shorten the term of any incumbent director.

The division of our board of directors into three classes with staggered three-year terms may delay or prevent stockholder efforts to effect a change of BBOT management or a change in control.

Board Leadership Structure and Board’s Role in Risk Oversight

Currently, the roles of Executive Chair and Chair of our board of directors are separated from the role of Chief Executive Officer. Our Executive Chair, in consultation with our Chief Executive Officer, is responsible for recommending strategic decisions and capital allocation to our board of directors, and our Chief Executive Officer is primarily responsible for ensuring the execution of the recommended plans. The Chair of our board of directors is responsible for leading the board of directors in its fundamental role of providing advice to and independent oversight of management. Our board of directors recognizes the time, effort, and energy that the Chief Executive Officer is required to devote to his position in the current business environment, as well as the commitment required to serve as our Executive Chair and Chair, particularly as the board of directors’ oversight responsibilities continue to grow. While our Bylaws and corporate governance guidelines do not require that we maintain separate Executive Chair, Chair and Chief Executive Officer positions, our board of directors believes that having separate positions is the appropriate leadership structure for us at this time and demonstrates our commitment to good corporate governance and the execution of our strategic priorities.

Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including the risks more fully discussed in the section titled “Risk Factors” appearing in our 2025 Annual Report. Management is responsible for the day-to-day management of risks we face, while our board of directors, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, our board of directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed.

The role of the board of directors in overseeing the management of our risks is conducted primarily through committees of the board of directors, as disclosed in the descriptions of each of the committees below and in the charters of each of the committees. The full board of directors (or the appropriate board committee in the case of risks that are under the purview of a particular committee) discusses with management our major risk exposures, their potential impact on us, and the steps we take to manage them. When a board committee is responsible for evaluating and overseeing the management of a particular risk or risks, the chair of the relevant committee reports on the discussion to the full board of directors during the committee reports portion of the next board meeting. This enables the board of directors and its committees to coordinate the risk oversight role, particularly with respect to risk interrelationships.

Committees of our Board of Directors

Our board of directors has an audit committee, a compensation committee and a nominating and corporate governance committee. In addition, from time to time, special committees may be established under the direction of our board of directors when necessary to address specific issues. Copies of each committee’s charter are posted on the “Corporate Governance” sub-section of the “Investors” section of our website, which is located at www.bbotx.com. Our website and the information contained on, or that can be accessed through, such website are not deemed to be incorporated by reference in, and are not considered part of, this proxy statement. Members serve on these committees until their resignation or until otherwise determined by our board of directors. The composition and responsibilities of each of the committees of our board of directors are described below and comply with all applicable requirements of the Sarbanes-Oxley Act of 2002, Nasdaq and SEC rules and regulations, subject to any applicable transition or phase-in periods.

Audit Committee

The audit committee consists of Jake Bauer, Raymond Kelleher, and Praveen Tipirneni and is chaired by Jake Bauer. Michelle Doig previously served on the audit committee from August 2025 to March 2026, and Dr. Kelleher was appointed to the audit committee in March 2026. The functions of the audit committee include, among other things:

•	appointing, approving the compensation of, and assessing the independence of our independent registered public accounting firm;

•	pre-approving auditing and permissible non-audit services, and the terms of such services, to be provided by our independent registered public accounting firm;

•	reviewing the overall audit plan with our independent registered public accounting firm and members of management responsible for preparing our financial statements;

•

reviewing and discussing with management and our independent registered public accounting firm our annual and quarterly financial statements and related disclosures as well as critical accounting policies and practices used by us;

•	coordinating the oversight and reviewing the adequacy of our internal control over financial reporting;

•	establishing policies and procedures for the receipt and retention of accounting-related complaints and concerns;

•

recommending based upon the audit committee’s review and discussions with management and our independent registered public accounting firm whether our audited financial statements will be included in our Annual Report on Form 10-K;

•	monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to our financial statements and accounting matters;

•	preparing the audit committee report required by SEC rules to be included in our annual proxy statement;

•	reviewing all related persons transactions for potential conflict of interest situations and approving all such transactions; and

•	reviewing quarterly earnings releases.

All members of the audit committee meet the requirements for financial literacy under the applicable rules and regulations of the SEC and the Nasdaq listing rules. Our board of directors has determined that Jake Bauer qualifies as an “audit committee financial expert” within the meaning of applicable SEC regulations. In making this determination, our board of directors considered the nature and scope of experience that Mr. Bauer has previously had. Our board of directors has determined that all of the directors that are members of our audit committee satisfy the relevant independence requirements for service on the audit committee set forth in the rules of the SEC and the Nasdaq listing rules. Both our independent registered public accounting firm and management periodically meet privately with the audit committee. The audit committee met two times during 2025.

Compensation Committee

The compensation committee consists of Jake Bauer, Peter Lebowitz, and Praveen Tipirneni and is chaired by Praveen Tipirneni. Raymond Kelleher previously served on the compensation committee from August 2025 until March 2026, and Dr. Lebowitz was appointed to the compensation committee in March 2026. The functions of the compensation committee include, among other things:

•	reviewing and approving the corporate goals and objectives to be considered in determining the compensation of our Chief Executive Officer;

•

evaluating the performance of our Chief Executive Officer in light of such corporate goals and objectives and based on such evaluation, recommending to our board of directors our Chief Executive Officer compensation, including long-term incentive compensation;

•

reviewing and recommending to our board of directors any employment agreements, severance arrangements and change in control agreements or provisions and any special or supplemental benefits, in each case, to be provided to our Chief Executive Officer;

•	reviewing and approving the compensation of our other executive officers and, at the discretion of our compensation committee, the compensation of other members of senior management;

•

reviewing and approving any employment agreements, severance arrangements and change in control agreements or provisions and any special or supplemental benefits, in each case, to be provided to our other executive officers and, at the discretion of our compensation committee, approve such arrangements for other members of senior management;

•	reviewing and establishing our overall management compensation, philosophy and policy;

•	reviewing and approving grants and awards under incentive- and equity-compensation based plans

•	reviewing and recommending to the our board of directors policies and procedures for the grant of equity-based awards, including any equity award grant policy that may be in effect;

•	overseeing and administering our incentive- and equity-compensation plans;

•	evaluating and assessing potential and current compensation advisors in accordance with the independence standards identified in the applicable Nasdaq listing rules;

•	reviewing and recommending to our board of directors the compensation of our members of the board of directors;

•	preparing our compensation committee report if and when required by SEC rules;

•	reviewing and discussing annually with management our “Compensation Discussion and Analysis,” if and when required, to be included in our annual proxy statement; and

•	reviewing and approving the retention or termination of any consulting firm or outside advisor to assist in the evaluation of compensation matters.

We believe that the composition of our compensation committee meets the requirements for independence required by Rule 10C-1 of the Exchange Act and under current Nasdaq and SEC rules and regulations. The compensation committee met two times during 2025.

Nominating and Corporate Governance Committee

The nominating and corporate governance committee consists of Peter Lebowitz and Frank McCormick and is chaired by Frank McCormick. Michelle Doig previously served on the nominating and corporate governance committee from August 2025 to March 2026, and Dr. Lebowitz was appointed to the nominating and corporate governance committee in March 2026. The functions of the nominating and corporate governance committee include, among other things:

•	developing and recommending to our board of directors criteria for board and committee membership;

•	establishing procedures for identifying and evaluating board of director candidates, including nominees recommended by stockholders;

•	reviewing the composition of our board of directors to ensure that it is composed of members containing the appropriate skills and expertise to advise us;

•	identifying individuals qualified to become members of our board of directors;

•	recommending to our board of directors the persons to be nominated for election as directors and to each of its committees;

•	developing and recommending to our board of directors a code of business conduct and ethics and a set of corporate governance guidelines; and

•	overseeing the evaluation of our board of directors and management.

The nominating and corporate governance committee did not hold any meetings during 2025.

Board and Committee Meetings Attendance

The full board of directors met eight times during 2025. During 2025, each member of the board of directors attended in person or participated in 75% or more of the aggregate of (i) the total number of meetings of the board of directors (held during the period for which such person has been a director) and (ii) the total number of meetings held by all committees of the board of directors on which such person served (during the periods that such person served).

Director Attendance at Annual Meeting of Stockholders

We will, to the extent practicable, schedule a board of directors meeting on the same date as the annual meeting of stockholders and, accordingly, all of our directors are expected to attend the annual meeting of stockholders.

Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics that applies to all of our employees, officers (including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions), agents and representatives, including directors and consultants, and is available on our website at https://www.bbotx.com. We intend to disclose future amendments to certain provisions of our Code of Business Conduct and Ethics on our website. The inclusion of our website address in this proxy statement does not include or incorporate by reference the information on our website into this proxy statement, and you should not consider that information a part of this proxy statement. If we make any substantive amendments to, or grant any waivers from, our Code of Business Conduct and Ethics for any officer or director, we will disclose the nature of such amendment or waiver on our website or in a current report on Form 8-K.

Limitations on Liability and Indemnification Agreements
As permitted by Delaware law, provisions in our Certificate of Incorporation and Bylaws limit or eliminate the personal liability of directors for a breach of their fiduciary duty of care as a director. The duty of care generally requires that, when acting on behalf of the corporation, a director exercise an informed business judgment based on all material information reasonably available to him or her. Consequently, a director will not be personally liable to us or our stockholders for monetary damages or breach of fiduciary duty as a director, except for liability for:

•	any breach of the director’s duty of loyalty to us or our stockholders;

•	any act or omission not in good faith or that involves intentional misconduct or a knowing violation of law;

•	any act related to unlawful stock repurchases, redemptions or other distributions or payments of dividends; or

•	any transaction from which the director derived an improper personal benefit.
These limitations of liability do not limit or eliminate our rights or any stockholder’s rights to seek non-monetary
relief, such as injunctive relief or rescission. These provisions will not alter a director’s liability under other laws, such as the federal securities laws or other state or federal laws. Our Certificate of Incorporation also authorizes us to indemnify our officers, directors and other agents to the fullest extent permitted under Delaware law.
As permitted by Delaware law, our Bylaws provide that we will indemnify each person who was or is a party or threatened to be made a party to any threatened, pending or completed action, suit or proceeding whether civil, criminal, administrative or investigative (other than an action by or in the right of the Company) by reason of the fact that he or she is or was, or has agreed to become, the Company’s director or officer, or is or was serving, or has agreed to serve, at our request as a director, officer, partner, employee or trustee of, or in a similar capacity with, another corporation, partnership, joint venture or other enterprise (all such persons being referred to as an Indemnitee), or by reason of any action alleged to have been taken or omitted in such capacity, against all expenses (including attorneys’ fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred in connection with such action, suit or proceeding and any appeal therefrom, if such Indemnitee acted in good faith and in a manner he or she reasonably believed to be in or not opposed to our best interests, and, with respect to any criminal action or proceeding, he or she had no reasonable cause to believe his or her conduct was unlawful. Our Bylaws also provides that we will advance expenses to such officer or director indemnified in connection with a legal proceeding, subject to limited exceptions.
We have entered into indemnification agreements with each of our directors and executive officers. These agreements provide that we will indemnify each of our directors and such officers to the fullest extent permitted by law and our Certificate of Incorporation and Bylaws. We also maintain a general liability insurance policy, which will cover certain liabilities of our directors and officers arising out of claims based on acts or omissions in their capacities as directors or officers.
This description of the indemnification provisions of our Certificate of Incorporation, our Bylaws and our indemnification agreements is qualified in its entirety by reference to these documents, each of which is filed and incorporated by reference as an exhibit to our 2025 Annual Report.
Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to our directors, officers and controlling persons pursuant to the foregoing provisions, or otherwise, we have been advised that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act, and is, therefore, unenforceable.
There is no pending litigation or proceeding naming any of our directors or officers as to which indemnification is being sought, nor are we aware of any pending or threatened litigation that may result in claims for indemnification by any director or officer.
Policy on Trading, Pledging and Hedging of Company Stock
We have adopted an insider trading policy and implemented procedures governing the purchase, sale and/or other dispositions of our securities by our directors, officers (as defined in Section 16 of the Exchange Act), employees and designated consultants (“Insiders”), and the Company itself, that we believe are reasonably designed to promote compliance with insider trading laws, any applicable securities laws, rules, regulations and any exchange listing standards applicable to us. Our insider trading policy expressly prohibits Insiders from engaging in certain prohibited transactions, including short sales, purchases or sales of derivative securities or hedging transactions, the use of our securities as collateral in a margin account, and pledging of our securities. It is also our policy to comply with all applicable securities laws when transacting in our own securities.

Communication with the Directors of BBOT

Our board of directors provides to every stockholder the ability to communicate with the board of directors, as a whole, and with individual directors on the board of directors through an established process for stockholder communication as follows:

•

for a stockholder communication directed to the board of directors as a whole, stockholders may send such communication to the attention of the chair of the board of directors via U.S. Mail or Expedited Delivery Service to BridgeBio Oncology Therapeutics, Inc., 256 E. Grand Avenue, Suite 104, South San Francisco, CA 94080, Attn: Chair of the Board of Directors.

•

for a stockholder communication directed to an individual director in his or her capacity as a member of the board of directors, stockholders may send such communication to the attention of the individual director via U.S. Mail or Expedited Delivery Service to BridgeBio Oncology Therapeutics, Inc., 256 E. Grand Avenue, Suite 104, South San Francisco, CA 94080, Attn: Name of Individual Director.

We will forward by U.S. Mail any such stockholder communication to each director, and the chair of the board of directors in his or her capacity as a representative of the board of directors, to whom such stockholder communication is addressed to the address specified by each such director and the chair of the board of directors.

Communications from an officer or director of BBOT and proposals submitted by stockholders to be included in our annual proxy statement, pursuant to Rule 14a-8 of the Exchange Act (and related communications) will not be viewed as a stockholder communication. Communications from an employee or agent of BBOT will be viewed as stockholder communication only if such communications are made solely in such employee’s or agent’s capacity as a stockholder.

DIRECTOR COMPENSATION

2025 Director Compensation Table

The following table presents the total compensation for each person who served as a non-employee director of our board during 2025. Dr. Wallace, our former Chief Executive Officer and member of our board of directors through April 20, 2026, did not receive any additional compensation from us for his services as a member of our board of directors in 2025. The compensation received by Dr. Wallace as an NEO in 2025 is set forth below in “Executive Compensation—2025 Summary Compensation Table.”

Name	Fees Earned or Paid in Cash ($)(1)	Option Awards ($)(2)	Total ($)
Jake Bauer (3)	37,500	896,873	934,374
Bihua Chen, M.B.A.(4)	20,000	—	20,000
Michelle Doig(5)	23,750	—	23,750
Raymond Kelleher, M.D., Ph.D.(6)	22,500	—	22,500
Neil Kumar, Ph.D.(7)	20,000	—	20,000
Frank P. McCormick, Ph.D., F.R.S., D. Sc.(8)	65,000	635,353	700,353
Praveen Tipirneni, M.D., M.B.A.(9)	43,750	364,520	408,270

(1)

The amounts reported represents the fees each director received for their services as a member of our board of directors (including any fees for their services on the board of directors of TheRas, Inc. prior to the closing of the Business Combination) during the fiscal year ended December 31, 2025.

(2)

The amounts reported represent the aggregate grant date fair value of the option awards granted to our directors during the fiscal year ended December 31, 2025, calculated in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718. Such grant date fair values do not take into account any estimated forfeitures. The assumptions used in calculating the grant date fair value of the option awards reported in this column are set forth in Note 10 of BBOT’s financial statements for the fiscal year ended December 31, 2025. The amounts reported in this column reflect the accounting costs for these option awards and do not correspond to the actual economic value that may be received by BBOT’s directors upon the exercise of the option award or any sale of the underlying shares of common stock.

(3)

As of December 31, 2025, Mr. Bauer held options to purchase an aggregate of 138,193 shares of our common stock. Upon the closing of the Business Combination, Mr. Bauer received his initial option grant as an independent non-employee director, which such value is reflected in the Option Awards column.

(4)

All cash payments to Ms. Chen were made to Cormorant Global Healthcare Master Fund, LP. As of December 31, 2025, Ms. Chen did not hold any options to purchase shares of our common stock or any other equity awards.

(5)	All cash payments to Ms. Doig were made to Omega Fund VII, L.P. As of December 31, 2025, Ms. Doig did not hold any options to purchase shares of our common stock or any other equity awards.

(6)

All cash payments to Dr. Kelleher were made to Cormorant Global Healthcare Master Fund, LP. As of December 31, 2025, Dr. Kelleher did not hold any options to purchase shares of our common stock or any other equity awards.

(7)	As of December 31, 2025, Dr. Kumar did not hold any options to purchase shares of our common stock or any other equity awards.

(8)

As of December 31, 2025, Dr. McCormick held options to purchase an aggregate of 241,443 shares of our common stock. Dr. McCormick received an annual stock option award in April 2025 and a top up award of stock options upon the closing of the Business Combination, which such values are reflected in the Option Awards column.

(9)

As of December 31, 2025, Dr. Tipirneni held options to purchase an aggregate of 138,193 shares of our common stock. Dr. Tipirneni received an annual stock option award in April 2025 and a top up award of stock options upon the closing of the Business Combination, which such values are reflected in the Option Awards column.

Director Offer Letters

Prior to our Business Combination in August 2025, we did not have a formal non-employee director compensation policy and our non-employee directors received compensation pursuant to their director offer letters, if any. In addition, Jake Bauer received an initial equity award as an independent non-employee director upon the closing of our Business Combination, and each of Frank McCormick and Praveen Tipirneni received an annual award of stock options in April 2025 as well as a one-time top up award of stock options in connection with the closing of our Business Combination, to align their equity compensation as independent non-employee directors with market.

Frank McCormick, Ph.D.

On September 10, 2024, we entered into an offer letter with Frank McCormick (the “McCormick Offer Letter”) pursuant to which Dr. McCormick served as a member and chair of our board of directors, effective as of May 1, 2024. Pursuant to the McCormick Offer Letter, Dr. McCormick was entitled to an initial option grant, an annual cash retainer of $60,000 for his role as chair of the board of directors, payable quarterly, as well as reimbursement for reasonable travel expenses incurred by Dr. McCormick for his attendance at meetings of our board of directors.

The McCormick Offer Letter was terminated and superseded by the terms of the Non-Employee Director Compensation Policy described below upon the closing of the Business Combination on August 11, 2025.

Praveen Tipirneni, M.D.

On October 25, 2024, we entered into an offer letter with Praveen Tipirneni (the “Tipirneni Offer Letter”) pursuant to which Dr. Tipirneni served as a member of our board of directors, effective as of November 11, 2024. Pursuant to the Tipirneni Offer Letter, Dr. Tipirneni was entitled to an initial option grant, an annual cash retainer of $30,000 for his role as a member of the board of directors, payable quarterly, as well as reimbursement for reasonable travel expenses incurred by Dr. Tipirneni for his attendance at meetings of our board of directors.

The Tipirneni Offer Letter was terminated and superseded by the terms of the Non-Employee Director Compensation Policy described below upon the closing of the Business Combination on August 11, 2025.

Jake Bauer

On April 25, 2025, we entered into an offer letter with Jake Bauer (the “Bauer Offer Letter”) pursuant to which Mr. Bauer served as a member of our board of directors, effective as of April 25, 2025. Pursuant to the Bauer Offer Letter, Mr. Bauer was entitled to an annual cash retainer of $30,000 for his role as a member of the board of directors, payable quarterly, subject to proration for the fiscal year 2025, as well as reimbursement for reasonable travel expenses incurred by Mr. Bauer for his attendance at meetings of our board of directors.

The Bauer Offer Letter was terminated and superseded by the terms of the Non-Employee Director Compensation Policy described below upon the closing of the Business Combination on August 11, 2025.

Non-Employee Director Compensation Policy in Effect from August 11, 2025 to December 16, 2025

In connection with the Business Combination, our board of directors adopted a non-employee director compensation policy, effective immediately following the closing on August 11, 2025 (the “Initial Director Compensation Policy”). The policy is designed to enable us to attract and retain, on a long-term basis, highly qualified non-employee directors. Under the Initial Director Compensation Policy, the non-employee directors were eligible to receive cash retainers (payable quarterly in arrears and prorated for partial years of service) and equity awards as set forth below:

Annual Retainer for Board Membership:
Members:	$40,000
Additional Retainer for Non-Executive Chairperson or Lead Independent Director:	$30,000
Additional Annual Retainers for Committee Membership:
Audit Committee:
Members (other than Chair):	$7,500
Chair:	$15,000
Compensation Committee:
Members (other than Chair):	$5,000
Chair:	$10,000
Nominating and Corporate Governance Committee:
Members (other than Chair):	$4,250
Chair:	$8,500

In addition, the Initial Director Compensation Policy provided that, upon initial election or appointment to the board of directors, each non-employee director would be granted a stock option to purchase 69,693 shares of common stock, subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization with respect to our common stock (the “Initial Grant”), which would will vest in equal monthly installments over three years following the grant date, subject to continued service through the applicable vesting date. Furthermore, on the date of each annual meeting of stockholders following the closing of the Business Combination, each non-employee director (other than a non-employee director receiving an Initial Grant) who continues as a non-employee director following such meeting would be granted a stock option to purchase 34,946 shares of common stock, subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization with respect to our common stock (the “Annual Grant”), which would vest in full upon the earlier of (i) the first anniversary of the date of grant or (ii) the date of the next annual meeting of stockholders, subject to continued service through the applicable vesting date. If a non-employee director joins our board of directors on a date other than the date of the annual meeting of stockholders, then in lieu of the Annual Grant, such non-employee director would be granted a prorated portion of the Annual Grant corresponding to such partial year of service at the next annual meeting of stockholders. The Initial Grant and the Annual Grant (and any pro-rated portions thereof) are subject to full accelerated vesting upon the sale of the company.

Under the Initial Director Compensation Policy, the aggregate amount of compensation, including both equity compensation and cash compensation, paid to any non-employee director for services provided as a non-employee director in a calendar year period will not exceed $1,000,000 in the first calendar year such individual becomes a non-employee director and $750,000 in any other calendar year.

Our board of directors will reimburse all reasonable out-of-pocket expenses incurred by directors for their attendance at meetings of the board of directors or any committee thereof.

Non-Employee Director Compensation Policy in Effect since December 16, 2025

On December 16, 2025, our board of directors, based on the recommendation of our compensation committee, approved an amended and restated non-employee director compensation policy (the “A&R Director Compensation Policy”), pursuant to which the non-employee directors are eligible to receive cash retainers (payable quarterly in arrears and prorated for partial years of service) and equity awards as set forth below.

Annual Retainer for Board Membership:
Members:	$40,000
Additional Retainer for Non-Executive Chairperson or Lead Independent Director:	$30,000
Additional Annual Retainers for Committee Membership:
Audit Committee:
Members (other than Chair):	$7,500
Chair:	$15,000
Compensation Committee:
Members (other than Chair):	$6,000
Chair:	$12,000
Nominating and Corporate Governance Committee:
Members (other than Chair):	$5,000
Chair:	$10,000

In addition, the A&R Director Compensation Policy provides that, upon initial election or appointment to the board of directors, each non-employee director will be granted a stock option to purchase 63,350 shares of common stock, subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization with respect to our common stock (the “A&R Initial Grant”), which would will vest in equal monthly installments over three years following the grant date, subject to continued service through the applicable vesting date. Furthermore, on the date of each annual meeting of stockholders, each non-employee director (other than a non-employee director receiving an A&R Initial Grant) who continues as a non-employee director following such meeting will be granted a stock option to purchase 31,675 shares of common stock, subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization with respect to our common stock (the “A&R Annual Grant”), which will vest in full upon the earlier of (i) the first anniversary of the date of grant or (ii) the date of the next annual meeting of stockholders, subject to continued service through the applicable vesting date. If a non-employee director joins our board of directors on a date other than the date of the annual meeting of stockholders, then in lieu of the A&R Annual Grant, such non-employee director would be granted a prorated portion of the A&R Annual Grant corresponding to such partial year of service at the next annual meeting of stockholders. The A&R Initial Grant and the A&R Annual Grant (and any pro-rated portions thereof) are subject to full accelerated vesting upon the sale of the company.

Under the A&R Director Compensation Policy, the aggregate amount of compensation, including both equity compensation and cash compensation, paid to any non-employee director for services provided as a non-employee director in a calendar year period will not exceed $1,000,000 in the first calendar year such individual becomes a non-employee director and $750,000 in any other calendar year.

Our board of directors will reimburse all reasonable out-of-pocket expenses incurred by directors for their attendance at meetings of the board of directors or any committee thereof.

EXECUTIVE COMPENSATION

Overview

As an emerging growth company, we have opted to comply with the executive compensation disclosure rules applicable to “smaller reporting companies” as such term is defined in the rules promulgated under the Securities Act, which require compensation disclosure for its principal executive officer and its two other most highly compensated executive officers.

Our named executive officers (the “NEOs”) for the fiscal year ended December 31, 2025 were:

•	Eli Wallace, Ph.D.*, our former President and Chief Executive Officer;

•	Uneek Mehra, M.B.A.**, our former Chief Financial Officer; and

•	Yong Ben, M.D., M.B.A., our Chief Medical Officer and Development Officer.

*	Dr. Wallace’s employment as our President and Chief Executive Officer ended effective as of April 20, 2026.
**

Mr. Mehra was appointed as our Chief Financial Officer, effective as of July 21, 2025. His role as our Chief Financial Officer ended effective as of April 21, 2026 and his employment with the Company will end effective as of April 30, 2026.

2025 Summary Compensation Table

The following table provides information regarding the total compensation awarded to, earned by, and paid to our NEOs for services rendered to us in all capacities during the years listed below.

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)		Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)		All Other Compensation ($)		Total ($)
Eli Wallace, Ph.D. Former President and Chief Executive Officer	2025	571,850	256,775		7,646,920	3,000,000	(3)	14,000	(4)	11,489,545
	2024	544,154	237,600		1,703,271	2,000,000		21,661		4,463,320
Uneek Mehra, M.B.A. (5) Former Chief Financial Officer	2025	233,188	179,030	(6)	4,130,876	—		12,531	(4)	4,555,625
Yong Ben, M.D., M.B.A. Chief Medical and Development Officer	2025	525,300	231,655		2,456,409	—		14,000	(4)	3,227,364
	2024	170,346	73,827		1,206,650	—		4,764		1,455,587

(1)	The amounts reported in this column reflect discretionary bonuses earned based on the achievement of individual and corporate performance metrics for the 2025 fiscal year.
(2)

The amounts reported represent the aggregate grant date fair value of stock options awarded to our NEOs during the applicable fiscal year, calculated in accordance with FASB ASC Topic 718, disregarding estimated forfeitures related to service-based vesting. For a description of the assumptions used in determining these values, see Note 10 of BBOT’s financial statements for the fiscal year ended December 31, 2025. The amounts reported in this column reflect the accounting cost for the stock options and do not correspond to the actual economic value that may be received by BBOT’s NEOs upon the exercise of the stock options or any sale of the underlying shares.

(3)	The amount reported represents a bonus earned during the 2025 fiscal year by Dr. Wallace upon the Company’s achievement of pre-determined milestones. The award was payable in cash to Dr. Wallace.
(4)	The amount reported represents 401(k) matching contributions made by BBOT.

(5)	Mr. Mehra commenced employment with BBOT on July 21, 2025. As such, he was not an NEO in 2024, and his base salary and bonus were prorated for the 2025 fiscal year.
(6)	The amount also includes a $75,000 signing bonus paid to Mr. Mehra in connection with his commencement of employment with BBOT.

Narrative to Summary Compensation Table

Our compensation committee reviews and approves (or recommends to the board of directors for approval, as applicable) the overall compensation structure for our Chief Executive Officer and other NEOs and executives. Each year, the compensation committee reviews the Company’s compensation policies and programs to ensure that these policies and programs enhance shareholder value, align pay and performance, and attract and retain top executive talent. As part of this process, the compensation committee reviews our compensation practices and policies to help maintain appropriate base salary, annual bonus and equity compensation plans for our executives and determines the target total direct compensation opportunities for our NEOs. The compensation committee does not use a single method or measure in developing its recommendations, nor does it establish specific targets for the total direct compensation opportunities for our NEOs; however, the compensation committee generally begins its deliberations on cash and equity compensation levels with reference to various percentile levels for cash and equity compensation as reflected in competitive market data. For 2025, the compensation committee delegated to our then Chief Executive Officer the authority to approve grants of stock options and/or restricted stock units to new hire employees and service providers, subject to certain limitations for each level of employment and an annual aggregate maximum amount of awards that can be granted pursuant to such delegated authority.

The Chief Executive Officer makes recommendations to the compensation committee on the base salary and target incentive plans for the other NEOs. Such recommendations consider internal pay equity, changes in responsibilities, compensation levels for similar positions in the industry, Company performance, total targeted and historical compensation, and personal performance and contributions. The compensation committee weighs the Chief Executive Officer’s guidance as a part of a greater assessment of the Company’s strategic goals and corporate performance when setting executive officer pay. With respect to our Chief Executive Officer’s compensation, the compensation committee makes the same considerations and the Chief Executive Officer is excluded from participating in the voting or deliberations concerning his own compensation.

Pursuant to its charter, the compensation committee has the authority to retain compensation consultants to assist in its evaluation of executive and director compensation. The compensation committee engaged Pearl Meyer (“Pearl Meyer”) as an independent outside compensation consultant to perform compensation advisory services during 2025 and to assist with evaluating executive compensation. The compensation committee believes that working with an independent compensation consultant furthers the Company’s objectives to recruit and retain qualified executives, align executive interests with those of shareholders and ensure that executive compensation packages will appropriately motivate and reward ongoing achievement of business goals. Our compensation committee will continue to retain a consultant to provide similar information and analyses in future years for consideration in determining annual cash, equity and other compensation for our employees, executive officers and directors.

The compensation committee annually assesses whether the work of Pearl Meyer as a compensation consultant has raised any conflict of interest and evaluates Pearl Meyer’s independence and performance under the applicable listing standards of Nasdaq, taking into consideration the following factors: (i) the provision of other services, if any, to the Company by Pearl Meyer; (ii) the amount of fees the Company paid to Pearl Meyer; (iii) Pearl Meyer’s policies and procedures that are designed to prevent conflicts of interest; (iv) any business or personal relationship of Pearl Meyer or the individual compensation advisors employed by the firm with an executive officer of the Company; (v) any business or personal relationship of the individual compensation advisors with any member of the compensation committee; and (vi) any stock of the Company owned by Pearl Meyer or the individual compensation advisors employed by the firm. In 2025, Pearl Meyer did not provide any services to the Company other than the consulting services to the compensation committee with respect to compensation matters. The compensation committee has determined, based on its analysis of the above factors, that the work of Pearl Meyer and the individual compensation advisors employed by Pearl Meyer as compensation consultants to the Company have not created any conflict of interest.

2025 salaries

BBOT’s NEOs each receive a base salary to compensate them for services rendered to BBOT. The base salary payable to each applicable NEO is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role and responsibilities. Base salaries will be reviewed annually, typically in connection with BBOT’s annual performance review process, approved by our board of directors or the compensation committee of our board of directors, and may be adjusted from time to time to realign salaries with market levels after taking into account individual responsibilities, performance, and experience.

From January 1, 2025 through October 1, 2025, Dr. Wallace’s annual base salary was $550,800. Effective as of October 2, 2025, Dr. Wallace’s annual base salary was increased to $635,000, in connection with his increased responsibilities as a public company president and chief executive officer. Dr. Wallace’s employment as our President and Chief Executive Officer ended effective on April 20, 2026.

Mr. Mehra commenced employment with BBOT on July 21, 2025. As such, his annual base salary of $525,000 was prorated for the 2025 fiscal year. Mr. Mehra’s role as our Chief Financial Officer ended effective on April 21, 2026.

For 2025, Dr. Ben’s annual base salary was $525,300.

2025 bonuses

Annual bonuses

For the fiscal year ended December 31, 2025, each NEO was eligible to earn a discretionary annual bonus from BBOT based on (i) BBOT’s overall achievement of certain corporate performance metrics and (ii) with respect to the NEOs other than our Chief Executive Officer, the NEO’s individual performance.

From January 1, 2025 through October 1, 2025, Dr. Wallace’s target annual bonus was 40% of his then-current annual base salary ($550,800). Effective October 2, 2025, Dr. Wallace’s target annual bonus increased to 50% of his annual base salary ($635,000). Dr. Wallace’s 2025 target annual bonus amount is based on 40% of his then-current annual base salary for January 1, 2025, through October 1, 2025 ($550,800) and 50% of his then-current annual base salary for October 2, 2025, through December 31, 2025 ($635,000).

The 2025 target annual bonuses for Mr. Mehra and Dr. Ben were 40% of their respective annual base salaries.

Our board of directors determined that, for fiscal year ended 2025, its corporate performance objectives were achieved at 105% of target. Accordingly, based on corporate and individual performance, Drs. Wallace and Ben received bonuses equal to $256,775 and $231,655, respectively, and Mr. Mehra received a bonus equal to $104,030, which reflects pro-rating from his commencement date of July 21, 2025.

Milestone bonus

Pursuant to Dr. Wallace’s original offer letter, he was eligible to receive a $3,000,000 milestone cash bonus upon the occurrence of the earlier to occur of (i) the closing of a bona fide private financing in which BBOT issues equity securities to one or more investors, (ii) the closing of an initial public offering, (iii) the closing of a reverse merger of BBOT or a business combination transaction between BBOT and a special purpose acquisition pursuant to which stockholders of BBOT receive shares in a publicly traded company or (iv) a “change in control” (as defined in such offer letter) of BBOT, in each case, subject to his continued employment through the occurrence of one of the foregoing events. During the fiscal year ended December 31, 2025, Dr. Wallace earned the milestone cash bonus based on the successful completion of our Business Combination transaction on August 11, 2025, the date BBOT became listed on the Nasdaq Global Market. Such milestone cash bonus was paid in cash to Dr. Wallace in August 2025.

Signing bonus

In connection with the commencement of Mr. Mehra’s employment, he received a one-time sign-on bonus equal to $75,000 in July 2025; provided that, in the event that Mr. Mehra voluntarily resigns or is terminated by BBOT for cause (as defined in the Severance Plan), in either case, within 12 months following the start of his employment, Mr. Mehra will be required to repay the full amount of such sign-on bonus within 30 days of his separation date.

Equity-based compensation

Although BBOT does not have a formal policy with respect to the amount of equity incentive awards granted to its executive officers, BBOT believes that equity grants provide its executives with a strong link to its long-term performance, create an ownership culture and help to align the interests of its executives and its stockholders. In addition, BBOT believes that equity grants promote executive retention because it incentivizes its executive officers to remain in its employment during the vesting period. Accordingly, our board of directors or its compensation committee periodically review the equity incentive compensation of its executives and may grant equity incentive awards to them from time to time. Each NEO’s outstanding awards as of the fiscal year ended December 31, 2025 is set forth in more detail in the “Outstanding Equity Awards at Fiscal 2025 Year-End” table below.

Perquisites or personal benefits

BBOT does not provide perquisites or personal benefits to its employees with an aggregate amount equal to or greater than $10,000.

401(k) plan

BBOT currently maintains a tax-qualified 401(k) retirement savings plan for its employees, including its NEOs, who satisfy certain eligibility requirements. BBOT’s applicable NEOs are eligible to participate in the 401(k) plan on the same terms as other full-time employees. BBOT’s 401(k) plan is intended to qualify for favorable tax treatment under Section 401(a) of the Code and contains a cash or deferred feature that is intended to meet the requirements of Section 401(k) of the Code. BBOT’s 401(k) plan allows for safe harbor matching contributions under the plan equal to 100% of participant contributions up to the first 3% of eligible compensation and 50% of participant contributions that exceeds 3% but not to exceed 5% of eligible compensation. BBOT believes that providing a vehicle for tax-deferred retirement savings though its 401(k) plan adds to the overall desirability of its executive compensation package and further incentivizes its employees, including its NEOs, in accordance with its compensation policies. Other than the 401(k) plan, BBOT does not provide any qualified or non-qualified retirement or deferred compensation benefits to its employees, including its NEOs.

Employment Agreements with our Named Executive Officers

BBOT entered into an offer letter with each of its NEOs in connection with their employment with BBOT, which set forth the terms and conditions of each applicable NEO’s employment. Each NEO has also entered into customary proprietary information and inventions agreements with BBOT.

Offer letters in place from January 1, 2025 through August 10, 2025

Eli Wallace, Ph.D.

Offer Letter with BridgeBio Pharma, effective from January 1, 2025 through August 10, 2025

On May 1, 2024, BBOT entered into an offer letter with Dr. Wallace (the “Wallace Offer Letter”). Under the Wallace Offer Letter, Dr. Wallace was entitled to receive an annual base salary, an annual discretionary bonus, a milestone bonus and an initial equity grant.

Yong Ben, M.D., M.B.A.

Offer Letter with BBOT, effective from January 1, 2025 through August 10, 2025

On August 12, 2024, BBOT entered into an offer letter with Dr. Ben, effective as of September 3, 2024 (the “Ben Offer Letter”). Under the Ben Offer Letter, Dr. Ben was entitled to receive an annual base salary, an annual discretionary bonus, and an initial equity grant.

Employment agreements effective post-Business Combination

BBOT subsequently entered into employment agreements with each of Dr. Wallace and Dr. Ben, effective as of August 11, 2025 (the “New Employment Agreements”), which replaced and superseded any existing offer letters entered into with each such executive and BBOT. Under the New Employment Agreements, Dr. Wallace and Dr. Ben are entitled to receive an annual base salary and an annual target bonus. Such executives are also eligible to receive future equity awards, to participate in the BBOT employee benefit plans, subject to the terms of such plans, and to receive severance benefits pursuant to the Severance Plan (as defined below) as a Tier 1 officer for Dr. Wallace and as a Tier 2 officer for Dr. Ben. The severance benefits are further detailed below, and in connection with Dr. Wallace’s employment as Chief Executive Officer ending effective as of April 20, 2026, he is entitled to receive the severance benefits applicable to a Tier 1 officer for a termination by BBOT other than due to “cause.” Dr. Wallace and Dr. Ben continue to be subject to their existing proprietary information and inventions agreements.

On June 13, 2025, BBOT entered into an employment agreement with Mr. Mehra, effective as of July 21, 2025 (the “Mehra Employment Agreement”). Under the Mehra Employment Agreement, Mr. Mehra was entitled to receive an annual base salary and an annual target bonus. In addition, Mr. Mehra received a one-time sign-on bonus, as described under “—2025 bonuses—Signing bonus” above. Mr. Mehra was also eligible to receive future equity awards, to participate in the BBOT employee benefit plans, subject to the terms of such plans, and to receive severance benefits pursuant to the Severance Plan (as defined below) as a Tier 2 officer. The severance benefits are further detailed below, and in connection with Mr. Mehra’s role as Chief Financial Officer ending effective as of April 21, 2026 and his employment with the Company ending effective as of April 30, 2026, he is entitled to receive the severance benefits applicable to a Tier 2 officer for a termination by BBOT other than due to “cause.”

Executive Severance Plan

In connection with the Business Combination, our board of directors adopted an Executive Severance Plan (as may be amended from time to time, the “Severance Plan”), effective as of the August 11, 2025, in which BBOT’s NEOs, and certain other executives, will participate. The benefits provided in the Severance Plan replaced and superseded any severance for which BBOT’s NEOs may have been eligible under their prior severance and change in control rights under any plan, agreement or arrangement, including any offer letters entered into with BBOT.

The Severance Plan provides that upon a (i) termination by BBOT for any reason other than due to “cause,” as defined in the Severance Plan, death or “disability,” as defined in the Severance Plan, or (ii) resignation for “good reason”, as defined in the Severance Plan, in each case outside of the change in control period (i.e., the period beginning 3 months prior to and ending 12 months after a “change in control,” as defined in the Severance Plan), an eligible participant will be entitled to receive, subject to the execution and delivery of an effective and irrevocable release of claims in favor of BBOT and continued compliance with all applicable restrictive covenants, (A) 12 months of “base salary” (i.e., the annual base salary in effect immediately prior to the date of termination unless the executive has resigned for good reason following a material diminution in the executive’s annual base salary, in which case the annual base salary immediately prior to such diminution shall be the base salary) for the Chief Executive Officer, 9 months for Tier 2 officers (which is determined by the plan administrator and includes the NEOs other than the Chief Executive Officer) and 6 months for Tier 3 officers (which is determined by the plan administrator), (B) a lump sum amount equal to the eligible participant’s annual target bonus in effect in the year of such termination, pro-rated for the number of days of service provided by the participant during the year of the termination, and (C) an amount equal to the monthly employer contribution, based on the premiums as of the date of termination, that we would have made to provide health insurance for the applicable participant if he or she had remained employed by us until the earliest of (x) 12 months for the Chief Executive Officer, 9 months for Tier 2 officers and 6 months for Tier 3 officers, (y) the participant becomes eligible for group medical and plan benefits under any other employer’s group medical plan or (z) the cessation of the participant’s health continuation rights under COBRA. The payments under (A) and (C) will be paid in substantially equal installments in accordance with the Company’s payroll practice over 12 months for the Chief Executive Officer, 9 months for Tier 2 officers and 6 months for Tier 3 officers.

The Severance Plan also provides that upon a (i) termination by BBOT other than due to cause, death or disability or (ii) resignation for good reason, in each case within the change in control period, an eligible participant will be entitled to receive, in lieu of the payments and benefits above and subject to the execution and delivery of an effective and irrevocable release of claims in favor of BBOT and continued compliance with all applicable restrictive covenants, (A) a lump sum amount equal to the sum of 150% of the base salary and 150% of the target annual bonus in effect immediately prior to the date of termination (or immediately prior to the change in control, if higher) for the Chief Executive Officer, 100% of the base salary and 100% of the target annual bonus in effect immediately prior to the date of termination (or immediately prior to the change in control, if higher) for the Tier 2 officers (which is determined by the plan administrator and includes the NEOs other than the Chief Executive Officer) and 75% of the base salary and 75% of the target annual bonus in effect immediately prior to the date of termination (or immediately prior to the change in control if higher) for the Tier 3 officers, (B) an amount equal to the monthly employer contribution, based on the premiums as of the date of termination, that we would have made to provide health insurance for the applicable participant if he or she had remained employed by us until the earliest of (x) 18 months for the Chief Executive Officer, 12 months for the Tier 2 officers and 9 months for the Tier 3 officers, (y) the participant becomes eligible for group medical and plan benefits under any other employer’s group medical plan or (z) the cessation of the participant’s health continuation rights under COBRA, and (C) for all outstanding and unvested equity awards of the company that are subject to time-based vesting held by the participant, full accelerated vesting of such awards; provided, that the performance conditions applicable to any outstanding and unvested equity awards subject to performance-based vesting will be deemed satisfied in accordance with the terms of the applicable award agreement. The payments under (B) will be paid in substantially equal installments in accordance with the Company’s payroll practice over 18 months for the Chief Executive Officer, 12 months for Tier 2 officers and 9 months for Tier 3 officers.
The payments and benefits provided under the Severance Plan in connection with a change in control may not be eligible for a federal income tax deduction by us pursuant to Section 280G of the Code. These payments and benefits may also subject an eligible participant, including the NEOs, to an excise tax under Section 4999 of the Code. If the payments or benefits payable in connection with a change in control would be subject to the excise tax imposed under Section 4999 of the Code, then those payments or benefits will be reduced if such reduction would result in a higher net after-tax
benefit to the participant.
Compensation Recovery Policy
In accordance with the requirements of the SEC and Nasdaq listing rules, the Helix board of directors adopted a compensation recovery policy on June 20, 2025, which became effective August 11, 2025. The compensation recovery policy provides that in the event BBOT is required to prepare a restatement of financial statements due to material noncompliance with any financial reporting requirement under securities laws, BBOT will seek to recover any incentive-based compensation that was based upon the attainment of a financial reporting measure and that was received by any current or former executive officer during the three-year period preceding the date that the restatement was required if such compensation exceeds the amount that the executive officers would have received based on the restated financial statements.
Practices Related to the Grant of Certain Equity Awards
Prior to August 11, 2025, we did not maintain any written policies regarding the timing of awards of stock options, stock appreciation rights, or similar instruments with option-like features. In August 2025, our board of directors adopted an equity award grant policy (as amended from time to time) that sets forth the process and timing for us to follow when we grant equity awards for shares of our common stock to our employees and individual service providers, including our officers, employees and consultants. Pursuant to the policy, all equity awards must be approved in advance by our board of directors, the compensation committee or, subject to the delegation requirements in the policy, our chief executive officer or other officer of the Company. In no event may the effective date of any equity award precede the date of such approval.
Equity awards are generally granted on a regular schedule as described below:

•
Equity awards granted by the board of directors, the compensation committee or its delegate(s) to new hires, promotions and new consultants, are typically effective on the tenth day of the month following the month in which the grantee’s employment or service relationship begins or promotion occurs, as applicable. In no event will the effective date of the equity award precede the grantee’s commencement of employment or service with us or our direct or indirect subsidiaries.

•
Equity awards granted to existing employees (other than in connection with a promotion) are generally granted, if at all, on an annual basis, and will be effective on the tenth day of the month following the month in which such grant is approved by the board of directors, the compensation committee or its delegate(s) or such later date specified in such approval.

In addition, the policy sets forth the manner in which our equity awards will be priced. If the grant of restricted stock or restricted stock units is denominated in dollars, the number of shares of restricted stock or restricted stock units that are granted will be calculated by dividing the dollar value of the approved award by the closing market price on the Nasdaq Stock Market (or such other market on which our common stock is then principally listed) of a share of our common stock over the trailing
20-trading
day period ending on the last trading day immediately prior to the effective date of grant. The exercise price of all stock options will be at least equal to the closing market price on the Nasdaq Stock Market (or such other market on which our common stock is then principally listed) of a share of our common stock on the effective date of grant. If the amount of the stock option award is to be determined by reference to a fair value calculated under FASB ASC Topic 718, then the number of shares to be subject to such stock option shall be determined based on such fair value, the exercise price determined in accordance with the preceding sentence and the approved valuation assumptions, subject to any other limits on the number of shares that may be subject to such stock option

During 2025, our board of directors and compensation committee did not take into account any material nonpublic information when determining the timing and terms of equity incentive awards, and we did not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation. During 2025, we did not grant stock options to any of our NEOs during any period beginning four business days before and ending one business day after the filing or furnishing of a Form 10-K, 10-Q or 8-K that discloses material nonpublic information.

Outstanding Equity Awards at Fiscal 2025 Year-End

The following table sets forth information regarding outstanding equity awards held by our NEOs as of December 31, 2025:

			Option awards
Name	Grant Date	Vesting Commencement Date	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Option exercise price ($)	Option expiration date
Eli Wallace	7/23/2024(1)(2)	5/1/2024	245,670	374,948	4.17	7/22/2034
	4/3/2025 (1)(2)	4/4/2025	6,200	30,972	7.88	4/2/2035
	8/26/25 (3)(4)	8/11/2025	41,644	458,087	9.59	8/25/2035
	10/02/2025 (3)(2)	10/2/2025	20,833	479,167	12.44	10/2/2035
Uneek Mehra	8/26/2025(3)(5)	7/21/2025	—	633,570	9.59	8/25/2035
Yong Ben	9/25/2024(1)(5)	9/3/2024	138,537	304,761	4.17	9/24/2034
	4/3/2025 (1)(2)	4/4/2025	4,431	22,120	7.88	4/2/2035
	8/26/2025 (3)(4)	8/11/2025	29,764	327,413	9.59	8/25/2035

(1)	This equity award is subject to the terms of BBOT’s 2016 Equity Incentive Plan, as amended from time to time (the “2016 Plan”).
(2)

The shares underlying this award vest over a four-year period as follows: 1/48th of the award vests in equal monthly installments starting on the vesting commencement date, subject to the NEO’s “continuous service” or continuous “service relationship” (as defined in the 2016 Plan and the 2025 Plan, respectively) with BBOT through each applicable vesting date; provided that, such equity award will be subject to accelerated vesting pursuant to the Executive Severance Plan, as described in more detail under “Employment Agreements with our Named Executive Officers—Executive Severance Plan” above.

(3)	This equity award is subject to the terms of BBOT’s 2025 Stock Option and Incentive Plan, as amended from time to time (the “2025 Plan”).
(4)

The shares underlying this award vest over a four-year period as follows: in an amount equal to (x) the number of full months between the vesting commencement date and the date on which a registration statement on Form S-8 was filed and effective with the Securities and Exchange Commission (the “S-8 Filing Date”) divided by (y) 48, and 1/48th of the shares underlying such option shall vest each month thereafter on the day of the month corresponding to the vesting commencement date (and if there is no such corresponding day for a month, then the vesting date shall be the last day of the applicable month), in each case, subject to the NEO’s continuous “service relationship” (as defined in the 2025 Plan); provided that, such equity award will be subject to accelerated vesting pursuant to the Executive Severance Plan, as described in more detail under “Employment Agreements with our Named Executive Officers—Executive Severance Plan” above.
(5)

The shares underlying this award vest over a four-year period as follows: 25% vests on the first anniversary of the vesting commencement date and the remaining 75% vests in 36 equal monthly installments thereafter, subject to the NEO’s “continuous service” or continuous “service relationship” (as defined in the 2016 Plan and 2025 Plan, respectively) with BBOT through each applicable vesting date; provided that, such equity award will be subject to accelerated vesting pursuant to the Executive Severance Plan, as described in more detail under “Employment Agreements with our Named Executive Officers—Executive Severance Plan” above.

Equity Compensation Plan Information

The following table presents aggregate summary information as of December 31, 2025, regarding our common stock that may be issued upon the exercise of options and rights under all of our existing equity compensation plans, which includes our 2016 Plan, 2025 Plan, 2025 Employee Stock Purchase Plan (the “ESPP”) and 2025 Inducement Plan (the “Inducement Plan”):

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants, and Other Rights (#)		Weighted Average Exercise Price of Outstanding Options, Warrants and Other Rights ($)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (#) (Excluding Securities Reflected in Column A)
Equity Compensation Plans Approved by Stockholders	8,909,010	(1)	$7.80	1,355,024	(2)
Equity Compensation Plans Not Approved by Stockholders	53,060	(3)	$12.88	1,046,940
Total	8,962,070		$7.83	2,401,964

(1)

Includes (i) for the 2016 Plan, 3,836,525 shares subject to outstanding stock options, which were assumed in connection with the Business Combination, and (ii) for the 2025 Plan, 5,072,485 shares subject to outstanding stock options. No new awards may be granted under the 2016 Plan, and no awards have been issued under the ESPP.

(2)

As of December 31, 2025, 459,417 shares remained available for future issuance under our 2025 Plan and 895,607 shares remained available for future issuance under our ESPP, which number excludes 4,563,529 and 912,706 shares that were added to the 2025 Plan and ESPP respectively, as a result of the automatic annual increase on January 1, 2026. The number of shares of common stock reserved and available for issuance under the 2025 Plan is subject to an automatic annual increase on the first day of each January, starting with January 1, 2026, equal to (i) 5% of the sum of (a) the number of shares of common stock issued and outstanding, (b) the number of shares of common stock underlying any outstanding stock options, restricted stock units, stock appreciation rights or other equity awards exercisable for or convertible or exchangeable into shares of common stock pursuant to the Company’s equity incentive plans or similar arrangements, (c) the number of shares of common stock reserved for future issuance under the Company’s equity incentive plans or similar arrangements, and (d) the number of shares of common stock issuable upon (x) the exercise of any outstanding warrants or other rights to purchase shares of common stock or (y) the conversion or exchange of any outstanding shares of preferred stock or other securities convertible or exchangeable into shares of common stock, to the extent not included in clause (b) or (c) (clauses (a) through (d), collectively, the “Fully Diluted Shares”) on the immediately preceding December 31, or (ii) such lesser amount as determined by the plan administrator. The shares of common stock underlying any awards granted under the 2016 Plan or the 2025 Plan that that are forfeited, canceled, held back upon exercise of an option or settlement of an award to cover the exercise price or tax withholding, reacquired by the Company prior to vesting, satisfied without the issuance of common stock or otherwise terminated (other than by exercise) shall be added back to the shares of common stock available for issuance under the 2025 Plan. We no longer make grants under the 2016 Plan. The number of shares of common stock reserved and available for issuance under the ESPP is subject to an automatic annual increase on the first day of each January, starting with January 1, 2026, by the lesser of 973,809 shares of common stock, 1% of the Fully Diluted Shares on the immediately preceding December 31, or such lesser amount as determined by the plan administrator. We have did not have any offering periods under the ESPP during 2025.
(3)

Represents the shares subject to outstanding options granted as of December 31, 2025 pursuant to the Inducement Plan and 1,046,940 shares remaining available for future issuance pursuant to the Inducement Plan. For more information regarding the Inducement Plan, see Note 10 to our consolidated financial statements in our annual report on Form 10-K for the fiscal year ended December 31, 2025.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

The following is a description of transactions or series of transactions since January 1, 2024, to which we were or will be a party, in which:

•	the amount involved in the transaction exceeds, or will exceed, the lesser of $120,000 or one percent of the average of our total assets as of the end of our last two completed fiscal years; and

•

in which any of our executive officers, directors or holders of five percent or more of any class of our capital stock, including their immediate family members or affiliated entities, had or will have a direct or indirect material interest.

Compensation arrangements for our NEOs and our directors are described elsewhere in this proxy statement under “Executive Compensation” and “Director Compensation-Non-Employee Director Compensation.”

Certain Relationships and Related Person Transactions – BBOT

Series A Financing

From January 2023 through April 2024, BBOT issued to a subsidiary of BridgeBio Pharma, a beneficial holder of more than 5% of BBOT’s capital stock, an aggregate of 79,227,206 shares of Series A Preferred Stock at $0.9999 per share, for aggregate consideration of approximately $79.2 million. Neil Kumar, PhD, one of BBOT’s directors, is the Founder and Chief Executive Officer of BridgeBio Pharma, and Frank McCormick, Ph.D, BBOT’s chairman of the board of directors, is a member of the board of directors of BridgeBio Pharma.

Series B Financing

From April 2024 to May 2024, BBOT issued and sold to investors in a private placement an aggregate of 254,032,765 shares of Series B Preferred Stock at a purchase price of $0.7873 per share, for aggregate consideration of approximately $200.0 million.

The following table sets forth the aggregate number of shares of Series B Preferred Stock acquired by beneficial holders of 5% or more of BBOT’s capital stock in the financing transaction described above.

Participant	Shares of Series B Preferred Stock	Aggregate Purchase Price
Entities affiliated with Cormorant(1)	44,210,734	$34,999,999
Entities affiliated with Deerfield(2)	44,455,734	$34,999,999
Omega Fund VII, L.P.(3)	31,754,096	$25,000,000
Entities affiliated with ECoR1(4)	31,754,096	$25,000,000
Wellington Biomedical Innovation Master Investors (Cayman III) L.P.	25,403,277	$20,000,000

(1)

Reflects the conversion of 245,000 shares of Series B Preferred Stock to our common stock in February 2025. Consists of 21,310,064 shares of Series B Preferred Stock purchased by Cormorant Private Healthcare Fund IV, LP, 19,717,007 shares of Series B Preferred Stock purchased by Cormorant Private Healthcare Fund V, LP and 3,183,663 shares of Series B Preferred Stock purchased by Cormorant Global Healthcare Master Fund. Bihua Chen, M.B.A., one of our directors, is the founder and managing member of Cormorant Asset Management, and Raymond Kelleher, M.D., Ph.D., one of our directors, is a managing director at Cormorant Asset Management.

(2)	Consists of 22,227,867 shares of Series B Preferred Stock purchased by Deerfield Private Design Fund V, L.P. and 22,227,867 shares of Series B Preferred Stock purchased by Deerfield Partners, L.P.
(3)	Michelle Doig, one of our directors, is Partner, Head of Corporate Development at Omega Funds.
(4)	Consists of 1,479,741 shares of Series B Preferred Stock purchased by ECOR1 Capital Fund, L.P. and 30,274,355 shares of Series B Preferred Stock purchased by ECOR1 Capital Fund Qualified, L.P.

Investors’ Rights Agreement and A&R Registration Rights Agreement

In connection with the issuance of BBOT’s Series B Preferred Stock, in April 2024, BBOT entered into an Amended and Restated Investors’ Rights Agreement (the “IRA”) with certain of its preferred stockholders, many of which are beneficial owners of more than 5% of BBOT’s capital stock or are entities with which certain of BBOT’s directors are affiliated. The IRA imposes certain affirmative obligations on BBOT and also grants certain rights to holders, including certain registration rights with respect to the securities held by them, certain information, and certain additional rights. Certain provisions of the IRA terminated in connection with the Closing and BBOT entered into the A&R Registration Rights Agreement, pursuant to which, among other things, the Helix Insiders and certain BBOT Stockholders have specified rights to require the Company to register all or a portion of their shares of common stock under the Securities Act and provide customary demand as well as piggyback registration rights. See “Certain Relationships and Related Persons Transactions – Helix – Agreements Related to the Business Combination – Amended and Restated Registration Rights Agreement” and “Description of Capital Stock—Registration Rights”.

Transition Services Agreement

On April 30, 2024, BBOT entered into a Transition Services Agreement (the “TSA”) with BridgeBio Services, Inc. (“BridgeBio Services”), an affiliate of BridgeBio Pharma, pursuant to which BridgeBio Services provides certain specified services to BBOT for a period of 18 months. The TSA may be earlier terminated upon mutual written agreement of the parties or by BBOT by giving written notice to BridgeBio Services at least two weeks prior to the effective date of such termination. From April 30, 2024 through the end of the second quarter of 2025, BBOT paid an aggregate of approximately $3.01 million to BridgeBio Services for services rendered under the TSA.

On August 11, 2025, BBOT entered into an amendment to the TSA with BridgeBio Services and another affiliate of BridgeBio Pharma, pursuant to which BBOT issued 784,720 shares of its common stock to the affiliate of BridgeBio Pharma in October 2025, in exchange for BridgeBio Services’ agreement to provide additional financial and accounting support services to BBOT through December 31, 2025.

PIPE Financing and Subscription Agreement

In connection with the Business Combination, Helix had entered into a subscription agreement with certain investors, including Cormorant and other existing Helix Shareholders, pursuant to which, among other things, Helix agreed to issue and sell to the investors, and the Investors agreed to subscribe for and purchase an aggregate of approximately $260.9 million of shares of common stock at a purchase price equal to the $10.7173 per share (the “PIPE Financing”). At Closing, the investors purchased from BBOT an aggregate of 24,343,711 shares of common stock (the “PIPE Shares”), for a purchase price of $10.7173 per share and an aggregate purchase price of $260.9 million, as further described in the section “Certain Relationships and Related Persons Transactions – Helix – Agreements Related to the Business Combination – Subscription Agreement” herein below.

Indemnification Agreements and Insurance

The Company has entered into an indemnification agreement with each of its directors and officers and the Company has purchased directors’ and officers’ liability insurance. The indemnification agreements require the Company to indemnify its directors and officers to the fullest extent permitted under Delaware law.

Compensation Arrangements

Compensation arrangements for the Company’s NEOs and directors are described elsewhere in this proxy statement. See “Executive Compensation” and “Director Compensation”.

Policies and Procedures for Related Persons Transactions

The Company adopted a related party transaction approval policy and the Company’s audit committee is responsible for the review, consideration and approval or ratification of related party transactions. For purposes of the Company’s policy, a “related person transaction” is a transaction, arrangement or relationship in which the Company or any of its subsidiaries was, is or will be a participant, the amount of which involved exceeds $120,000, and in which any Related Person had, has or will have a direct or indirect material interest. A “Related Person” means:

•	any person who is, or at any time during the applicable period was, one of the Company’s executive officers or a member of our board of directors;

•	any person who is known by the Company to be the beneficial owner of more than five percent (5%) of its voting stock;

•

any immediate family member of any of the foregoing persons, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, daughter-in-law, brother-in-law or sister-in-law of a director, officer or a beneficial owner of more than five percent (5%) of our voting stock, and any person sharing the household of such director, executive officer or beneficial owner of more than five percent (5%) of its voting stock; and

•

any firm, corporation or other entity in which any of the foregoing persons is a partner or principal or in a similar position or in which such person has a 10 percent (10%) or greater beneficial ownership interest.

BBOT has policies and procedures designed to minimize potential conflicts of interest arising from any dealings it may have with its affiliates and to provide appropriate procedures for the disclosure of any real or potential conflicts of interest that may exist from time to time.

Certain Relationships and Related Person Transactions - Helix

Founder Shares

On June 19, 2021, the Sponsor paid $25,000, or approximately $0.009 per share, to cover certain of Helix’s offering and formation costs in exchange for 2,875,000 Founder Shares. On November 29, 2023, the Sponsor transferred 30,000 Founder Shares to each of Helix’s independent directors, Mark McKenna and John Schmid, and to Helix advisor, Andrew Phillips. On February 1, 2024, the Company issued an additional 1,437,500 Founder Shares to the Sponsor, resulting in the Sponsor holding a total of 4,222,500 Founder Shares. On February 8, 2024, the Company issued an additional 287,500 Founder Shares to the Sponsor, resulting in the Sponsor holding a total of 4,510,000 Founder Shares, with up to 600,000 Founder Shares subject to surrender and forfeiture depending on the extent to which the initial public offering (“IPO”) underwriter’s over-allotment option is exercised. On February 13, 2024, simultaneously with the closing of the IPO, the IPO underwriter fully exercised its over-allotment option, and accordingly, the 600,000 Founder Shares are no longer subject to surrender and forfeiture. The number of Founder Shares outstanding was determined based on the expectation that the total size of the IPO would be a maximum of 18,400,000 shares if the IPO underwriter’s over-allotment option is exercised in full, and therefore that such Founder Shares would represent approximately 20% of the outstanding shares after the IPO. On February 8, 2025, in connection with the appointment of Mr. Albert A. Holman, III to the board of directors, the Sponsor transferred 30,000 Founder Shares held by it to Mr. Holman.

In connection with the IPO, the Sponsor and Helix’s directors, officers, and advisor have agreed, subject to limited exceptions, not to transfer, assign or sell any of the Founder Shares until the earliest of (A) one year after the completion of an initial business combination and (B) subsequent to an initial business combination, (x) if the closing price of the Helix Class A Shares equals or exceeds $12.00 per share (as adjusted for share sub-divisions, share dividends, rights issuances, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after an initial business combination, or (y) the date on which the Company completes a liquidation, merger, share exchange or other similar transaction that results in all of the Public Shareholders having the right to exchange their Helix Class A Shares for cash, securities or other property. Following the Closing of the Business Combination, such lock-up was superseded and replaced by the post-Closing lock-up included in the Lock-Up Agreement (as defined below).

Private Placement of Helix Class A Shares

Simultaneously with the closing of the IPO, the Sponsor purchased an aggregate of 509,000 Helix Class A Shares in a private placement at a price of $10.00 per share, or $5,090,000 in the aggregate.

The Helix Class A Shares purchased in the private placement may not, subject to certain limited exceptions, be transferred, assigned or sold by the holder until 30 days after the completion of Helix’s initial business combination. Upon the Closing of the Business Combination, such lock-up was superseded and replaced by the post-Closing lock-up included in the Lock-Up Agreement.

Working Capital Loans

On June 19, 2021, as amended in October 2023, Helix issued an unsecured promissory note (the “Promissory Note”) to the Sponsor, pursuant to which Helix may borrow up to an aggregate principal amount of $300,000. The Promissory Note was non-interest bearing and payable on the earlier of (i) June 30, 2024 or (ii) the completion of the IPO. As of March 31, 2025 and December 31, 2024, Helix had no amounts outstanding under the Promissory Note. Borrowing under the Note is no longer available.

In addition, in order to finance transaction costs in connection with the Business Combination, the Sponsor, Cormorant, or certain of Helix’s officers and directors may, but are not obligated to, provide Helix with Working Capital Loans. Following the completion of the Business Combination, Helix has repaid any such Working Capital Loans out of the proceeds of the Trust Account released to Helix, without interest. Except for the foregoing, the terms of such Working Capital Loans, if any, have not been determined and no written agreements exist with respect to such loans. As of June 30, 2025, Helix had no outstanding borrowings under Working Capital Loans.

Administrative Services and Indemnification Agreement

The Administrative Services and Indemnification Agreement, dated February 8, 2024, by and between Helix and the Sponsor (the “Administrative Services and Indemnification Agreement”), requires Helix to pay the Sponsor a total of $6,458 per month for office space, utilities and secretarial, and administrative support services, commencing on February 8, 2024 and extending through the earlier of the consummation of Helix’s initial business combination and Helix’s liquidation. In addition, pursuant to such agreement, Helix will indemnify the Sponsor, members and managers and representatives of the Sponsor (collectively, “Sponsor Indemnitees”) from any claims arising out of or relating to the IPO or Helix’s operations or conduct of Helix’s business or any claim against any Sponsor Indemnitees alleging any expressed or implied management or endorsement by Sponsor Indemnitees of any of Helix’s activities or any express or implied association between Sponsor Indemnitees, on the one hand, and Helix or any of its other affiliates, on the other hand. For the three months ended June 30, 2025 and the year ended December 31, 2024, Helix incurred $19,374 and $67,809 in fees for these services, respectively, of which such amounts are included in accrued expenses in the accompanying balance sheets of Helix.

In the Business Combination Agreement, each of BBOT and Helix acknowledged and agreed that Helix’s obligations to indemnify and hold harmless the Sponsor and Cormorant pursuant to the Administrative Services and Indemnification Agreement expressly survives the Closing and will be the obligations of BBOT as of and following the Domestication. Further, at the Domestication Effective Time, BBOT agreed to assume all rights and obligations of Helix and its successors under all indemnification agreements then in effect between Helix and any person who is or was a director or officer of Helix or the Sponsor prior to the Domestication Effective Time that were either entered into prior to the signing of the Business Combination Agreement or following thereafter in accordance with the provisions of Section 6.1 of the Business Combination Agreement and which continue to be effective following the Closing.

Agreements Related to the Business Combination

Subscription Agreement

In connection with entering into the Business Combination Agreement, on February 28, 2025, Helix entered into the Subscription Agreements with the certain qualified institutional buyers, institutional accredited investors and other accredited investors (collectively, the “PIPE Investors”), including Cormorant and other existing Helix Shareholders, pursuant to which, among other things, Helix agreed to issue and sell to the PIPE Investors, and the PIPE Investors agreed to subscribe for and purchase an aggregate of approximately $260.9 million of shares of common stock (the “PIPE Shares”) at a purchase price equal to $10.7173 per share (the “PIPE Investments”). Existing BBOT Stockholders (other than Cormorant and investors who were existing Helix Shareholders) subscribed for approximately $25 million of the PIPE Investments, existing Helix Shareholders (other than Cormorant and investors who were existing BBOT Stockholders) subscribed for approximately $85 million of the PIPE Investments, investors who were both existing shareholders of Helix and BBOT (other than Cormorant) subscribed for approximately $22.9 million of the PIPE Investments, Cormorant subscribed for an aggregate of $75 million of PIPE Investments, and investors who were neither existing BBOT Stockholders nor existing Helix Shareholders subscribed for $53 million of the PIPE Investments. On the Closing Date, the PIPE Investors purchased from BBOT an aggregate of 24,343,711 shares of common stock, for a purchase price of $10.7173 per share and an aggregate purchase price of $260.9 million, pursuant to separate subscription agreements entered into and effective as of February 28, 2025.

Lock-Up Agreement

In connection with the Closing, pursuant to the Business Combination Agreement, the Helix Insiders entered into the Lock-Up Agreement, pursuant to which the Helix Insiders agreed not to transfer (except for certain permitted transfers) the Lock-Up Shares immediately following the Closing Date until one year after the later of (i) the filing of the Form 10 Information (as defined in Rule 144(i)(3) of the Securities Act) with the SEC and (ii) the Closing Date. The BBOT Bylaws also provide that all Lock-Up Holders who receive shares of our common stock from BBOT as consideration pursuant to the Merger, or upon the settlement or exercise of warrants, stock options, restricted stock units or other equity awards assumed, continued, or substituted by BBOT pursuant to the Business Combination Agreement (provided that the lock-up does not apply to shares acquired in the Domestication or PIPE Investment, or in the public market or pursuant to a transaction exempt from registration under the Securities Act that occurs on or after the Closing), will not be permitted to transfer such shares of our common stock (except for certain permitted transfers) following the Closing as follows: (i) the Employee Lock-Up Holders will be subject to the Employee Lock-Up Period and (ii) Lock-Up Holders who are not Employee Lock-Up Holders will be subject to lock-up during the Lock-Up Period. If any lock-up obligation under the Bylaws is waived or repealed by our board of directors, our board of directors will be required to also waive or repeal (as applicable) any lock-up obligation of each party under the Lock-Up Agreement.

Amended and Restated Registration Rights Agreement

In connection with the Closing, the Helix Insiders, certain BBOT Stockholders and BBOT entered into an A&R Registration Rights Agreement. Pursuant to the A&R Registration Rights Agreement, among other things, BBOT agreed that, within 30 calendar days following the Closing Date, BBOT will file with the SEC (at BBOT’s sole cost and expense) a registration statement registering the resale of certain shares of our common stock held by or issuable to the parties thereto, and BBOT will use its commercially reasonable efforts to have the Resale Registration Statement declared effective as soon as reasonably practicable after the filing thereof. Such holders will be entitled to customary piggyback registration rights and demand registration rights, including underwritten demands.

The A&R Registration Rights Agreement amends and restates the registration rights agreement that was entered into by Helix, the Sponsor and the Helix Insiders in connection with Helix’s IPO. The A&R Registration Rights Agreement will terminate on the earlier of (a) the five-year anniversary of the date of the A&R Registration Rights Agreement or (b) with respect to any holder party thereto, on the date that such holder no longer holds any Registrable Securities (as defined therein).

PRINCIPAL STOCKHOLDERS

The following table sets forth certain information known to us regarding beneficial ownership of our capital stock as of April 20, 2026, for:

•	each person who is the beneficial owner of more than 5% of the issued and outstanding shares of common stock;

•	each of our NEOs and directors; and

•	all our current executive officers and directors as a group;

Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Under those rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power with respect to the securities as well as any shares of common stock that the individual or entity has the right to acquire within 60 days of April 20, 2026 through the exercise of stock options or other rights. These shares are deemed to be outstanding and beneficially owned by the person holding those options for the purpose of computing the percentage ownership of that person, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Except as noted by footnote, and subject to community property laws where applicable, we believe, based on the information provided to us, that the persons and entities named in the table below have sole voting and investment power with respect to all common stock shown as beneficially owned by them.

The percentage of beneficial ownership in the table below is based on 80,112,735 shares of common stock deemed to be outstanding as of April 20, 2026.

Name of Beneficial Owner(1)	Number of Shares Beneficially Owned	Percentage of Shares Outstanding Beneficially Owned
Directors and Executive Officers
Eli Wallace, Ph.D.(2)	707,276	*
Yong Ben, M.D.(3)	300,904	*
Uneek Mehra(4)	12,395	*
Jake Bauer(5)	37,427	*
Bihua Chen, M.B.A.(10)	17,878,594	22.3%
Michelle Doig	—	—
Raymond Kelleher, M.D., Ph.D.	—	—
Neil Kumar, Ph.D.	—	—
Peter Lebowitz(6)	3,519	*
Frank P. McCormick, Ph.D., F.R.S., D. Sc.(7)	95,353	*
Praveen Tipirneni, M.D., M.B.A.(8)	44,401	*
All Directors and Executive Officers as a Group (13 individuals)(9)	19,517,373	24.4%
5% Holders
Certain investment vehicles managed by Cormorant Asset Management, LP(10)	17,878,594	22.3%
BridgeBio Pharma LLC(11)	14,663,274	18.3%
Entities affiliated with Deerfield Management Company, L.P.(12)	4,885,446	6.1%
BC Global Opportunities IX LP(13)	4,365,747	5.4%

*	Represents beneficial ownership of less than one percent.
(1)	The business address of each Director and Executive Officer is 256 E. Grand Avenue, Suite 104, South San Francisco, CA 94080.

(2)

Reflects 707,276 shares of common stock underlying stock options to purchase common stock exercisable within 60 days of April 20, 2026 held by Dr. Wallace. Dr. Wallace’s employment as Chief Executive Officer and President ended effective as of April 20, 2026.

(3)	Reflects (i) 2,916 shares of common stock and (ii) 297,988 shares of common stock underlying stock options to purchase common stock exercisable within 60 days of April 20, 2026 held by Dr. Ben.

(4)

Reflects (i) 1,458 shares of common stock and (ii) 10,937 shares of common stock underlying stock options to purchase common stock exercisable within 60 days of April 20, 2026 held Mr. Mehra. Mr. Mehra’s role as Chief Financial Officer ended effective as of April 21, 2026 and his employment with the Company will end on April 30, 2026.

(5)	Reflects 37,427 shares of common stock underlying stock options to purchase common stock exercisable within 60 days of April 20, 2026 held by Mr. Bauer.

(6)	Reflects 3,519 shares of common stock underlying stock options to purchase common stock exercisable within 60 days of April 20, 2026 held by Dr. Lebowitz.

(7)	Reflects 95,353 shares of common stock underlying stock options to purchase common stock exercisable within 60 days of April 20, 2026 held by Dr. McCormick.

(8)	Reflects 44,401 shares of common stock underlying stock options to purchase common stock exercisable within 60 days of April 20, 2026 held by Dr. Tipirneni.

(9)

Includes (i) the shares of common stock beneficially owned by the NEOs and directors listed above as of April 20, 2026, (ii) (a) 2,916 shares of common stock and (b) 334,929 shares of common stock underlying stock options to purchase common stock exercisable within 60 days of April 20, 2026 held by Dr. Beltran and (iii) (a) 948 shares of common stock and (b) 98,711 shares of common stock underlying stock options to purchase common stock exercisable within 60 days of April 20, 2026 held by Mr. Elmelech.

(10)

Based on a Schedule 13D/A filed on August 13, 2025. Reflects (i) 4,528,186 shares of common stock directly held by Helix Holdings II LLC (the “Sponsor”), (ii) 2,187,536 shares directly held by Cormorant Private Healthcare Fund III, LP (“Fund III”), (iii) 1,905,046 shares directly held by Cormorant Private Healthcare Fund IV, LP (“Fund IV”), (iv) 3,305,470 shares directly held by Cormorant Private Healthcare Fund V, LP (“Fund V”), and (v) 5,952,356 shares directly held by Cormorant Global Healthcare Master Fund, LP (“Master Fund”, and together with Fund III, Fund IV, and Fund V, the “Cormorant Funds”). Bihua Chen, a member of our board of directors, is the manager of Sponsor and has voting and investment discretion with respect to the shares held of record by Sponsor. Cormorant Asset Management, LP serves as the investment manager to Fund III, Fund IV, Fund V, and Master Fund. Cormorant Private Healthcare GP III, LLC (“GP III”) is the general partner of Fund III; Cormorant Private Healthcare GP IV, LLC (“GP IV”) is the general partner of Fund IV; Cormorant Private Healthcare GP V, LLC (“GP V”) is the general partner of Fund V; and Cormorant Global Healthcare GP, LLC (“Global GP”) is the general partner of the Master Fund. Bihua Chen serves as the managing member of GP III, GP IV, GP V, and Global GP, and as the general partner of Cormorant Asset Management, LP. Accordingly, Ms. Chen has voting and investment discretion with respect to the shares held by each of the Cormorant Funds. Ms. Chen disclaims any beneficial ownership of the securities held by the Sponsor and the each of the Cormorant Funds other than to the extent of any pecuniary interest she may have therein, directly or indirectly. The address of the Sponsor and each of the Cormorant Funds is c/o Cormorant Asset Management, LP, 200 Clarendon Street, 52nd Floor, Boston, MA, 02116.

(11)

Based on a Schedule 13D filed on August 18, 2025, plus 784,720 shares of common stock issued to BridgeBio Pharma LLC on October 10, 2025. Reflects (i) 14,589,846 shares of common stock and (ii) 73,428 shares of common stock issuable upon the exercise of vested stock options held by BridgeBio Pharma LLC. Voting and investment power over the shares held by BridgeBio Pharma LLC is exercised by its parent entity, BridgeBio Pharma, Inc. The board of directors of BridgeBio Pharma, Inc. consists of Neil Kumar, Ph.D., Eric Aguiar, M.D., Jennifer E. Cook, Douglas A. Dachille, Ronald J. Daniels, Andrea J. Ellis, Fred Hassan, Charles Homcy, M.D., Andrew W. Lo, Ph.D., Frank P. McCormick, Ph.D., F.R.S.,

D.Sc., James C. Momtazee, Ali J. Satvat, Randal W. Scott, Ph.D., and Hannah A. Valantine, M.D. None of the members of the board of directors of BridgeBio Pharma, Inc. or BridgeBio Pharma LLC has individual voting or investment power with respect to such shares. The address for BridgeBio Pharma LLC and the individuals listed above is c/o BridgeBio Pharma, Inc., 3160 Porter Drive, Suite 250, Palo Alto, California 94304.
(12)

Based on a Schedule 13G filed on August 18, 2025. Reflects 2,442,723 shares of common stock held by Deerfield Partners, L.P. and 2,442,723 shares of common stock held by Deerfield Private Design Fund V, L.P. Deerfield Mgmt V, L.P. is the general partner of, and may be deemed to beneficially own the shares of common stock held by Deerfield Private Design Fund V, L.P. Deerfield Mgmt, L.P. is the general partner of, and may be deemed to beneficially own the shares of common stock held by Deerfield Partners, L.P. Deerfield Management Company, L.P. is the investment manager of both Deerfield Private Design Fund V, L.P. and Deerfield Partners, L.P. James E. Flynn is the sole manager of the general partner of each of Deerfield Mgmt V, L.P., Deerfield Mgmt, L.P. and Deerfield Management Company, L.P. Each of Deerfield Management Company, L.P. and Mr. Flynn may be deemed to beneficially own the shares of common stock held by Deerfield Private Design Fund V, L.P. and Deerfield Partners, L.P. The address Deerfield Private Design Fund V, L.P. and Deerfield Partners, L.P. is c/o Deerfield Management Company, L.P., 345 Park Avenue South, 12th Floor, New York, New York 10010.

(13)

Based on a Schedule 13G filed on September 3, 2025. Reflects 4,365,747 shares of common stock held by BC Global Opportunities IX LP. BC General Partner, LP, BC Capital Management Limited and Tan Kuangming may be deemed to beneficially own the shares of common stock held by BC Global Opportunities IX LP. The address of each of BC Global Opportunities IX LP, BC General Partner, LP, BC Capital Management Limited is Vistra (BVI) Limited of Vistra Corporate Services Centre, Wickhams Cay Il, Road Town, Tortola, VG1110, British Virgin Islands and the address of Tan Kuangming is Room 1202-07, 12/F, Nan Fung Tower, No. 88 Connaught Road Central, Central, Hong Kong.

DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who beneficially own more than 10% of our common stock, to file initial reports of ownership and reports of changes in ownership with the SEC. Based solely upon a review of the copies of the forms furnished to us, publicly filed reports with the SEC and information involving securities transactions of which we are aware, and written representations from the reporting persons, all of our officers, directors and holders of more than 10% of our outstanding securities complied with the filing requirements pursuant to Section 16(a) of the Exchange Act, except that during the year ended December 31, 2025, a Form 4 was filed late by BridgeBio Pharma, Inc. and BridgeBio Pharma LLC with respect to the acquisition of 784,720 shares of our common stock on October 10, 2025.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee is appointed by the board of directors to assist the board of directors in fulfilling its oversight responsibilities with respect to (1) the integrity of BBOT’s consolidated financial statements and financial reporting process and systems of internal controls regarding finance, accounting, and compliance with legal and regulatory requirements, (2) the qualifications, independence, and performance of BBOT’s independent registered public accounting firm, (3) the performance of BBOT’s internal audit function, if any, and (4) other matters as set forth in the charter of the Audit Committee approved by the board of directors.

Management is responsible for the preparation of BBOT’s consolidated financial statements and the financial reporting process, including its system of internal control over financial reporting and its disclosure controls and procedures. The independent registered public accounting firm is responsible for performing an audit of BBOT’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (PCAOB) and issuing a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.

In connection with these responsibilities, the Audit Committee reviewed and discussed with management and the independent registered public accounting firm the audited consolidated financial statements of BBOT for the fiscal year ended December 31, 2025. The Audit Committee also discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the PCAOB and the SEC. In addition, the Audit Committee received written communications from the independent registered public accounting firm confirming their independence as required by the applicable requirements of the PCAOB and has discussed with the independent registered public accounting firm their independence.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the board of directors that the audited consolidated financial statements of BBOT’s be included in BBOT’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, that was filed with the SEC. The information contained in this report shall not be deemed to be (1) “soliciting material,” (2) “filed” with the SEC, (3) subject to Regulations 14A or 14C of the Exchange Act, or (4) subject to the liabilities of Section 18 of the Exchange Act. This report shall not be deemed incorporated by reference into any of our other filings under the Exchange Act or the Securities Act, except to the extent that we specifically incorporate it by reference into such filing.

THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF BRIDGEBIO ONCOLOGY THERAPEUTICS, INC.

Jake Bauer, Chairperson Michelle Doig* Praveen Tipirneni

April 28, 2026

*

Ms. Doig served as a member of the Audit Committee, including for purposes of the review of the audited consolidated financial statements of BBOT for the fiscal year ended December 31, 2025 and the recommendations to the board of directors described above, until March 24, 2026.

HOUSEHOLDING

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our documents, including the annual report to stockholders and proxy statement, may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you upon written or oral request to BridgeBio Oncology Therapeutics, Inc., 256 E. Grand Avenue, Suite 104, South San Francisco, CA 94080, Attention: Corporate Secretary, telephone: 857 702 0377. If you want to receive separate copies of the proxy statement or annual report to stockholders in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address and phone number.

STOCKHOLDER PROPOSALS

A stockholder who would like to have a proposal considered for inclusion in our 2027 proxy statement must submit the proposal in accordance with the procedures outlined in Rule 14a-8 of the Exchange Act so that it is received by us no later than December 29, 2026. However, if the date of the 2027 annual meeting of stockholders is changed by more than 30 days from the date of the previous year’s meeting, then the deadline is a reasonable time before we begin to print and send our proxy statement for the 2027 annual meeting of stockholders. If that happens, we will publicly announce the deadline for submitting a proposal in a press release or in a document filed with the SEC. SEC rules set standards for eligibility and specify the types of stockholder proposals that may be excluded from a proxy statement. Stockholder proposals should be addressed to BridgeBio Oncology Therapeutics, Inc., 256 E. Grand Avenue, Suite 104, South San Francisco, CA 94080, Attention: Corporate Secretary.

If a stockholder wishes to propose a nomination of persons for election to our board of directors or present a proposal at an annual meeting but does not wish to have the proposal considered for inclusion in our proxy statement and proxy card, our bylaws establish an advance notice procedure for such nominations and proposals. Stockholders at an annual meeting may only consider proposals or nominations specified in the notice of meeting or brought before the meeting by or at the direction of the board of directors or a stockholder of BBOT who was a stockholder of record at the time of giving of notice of the annual meeting provided for in our bylaws, who is entitled to vote at the meeting, who is present (in person or by proxy) at the meeting and who complies with the notice procedures set forth in our bylaws as to such nomination or business.

The required notice must be in writing and received by our Corporate Secretary at our principal executive offices not later than the close of business on the ninetieth (90th) day nor earlier than the close of business on the one hundred twentieth (120th) day prior to the one-year anniversary of the preceding year’s annual meeting; provided, however, that in the event the annual meeting is first convened more than thirty (30) days before or more than sixty (60) days after such anniversary date, or if no annual meeting were held in the preceding year, notice by the stockholder to be timely must be received by our Corporate Secretary at our principal executive offices not later than the close of business on the later of the ninetieth (90th) day prior to the scheduled date of such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made.

For stockholder proposals or nominees to be brought before the 2027 annual meeting of stockholders, the required notice must be received by our Corporate Secretary at our principal executive offices no earlier than February 16, 2027 and no later than March 18, 2027. Stockholder proposals and the required notice should be addressed to BridgeBio Oncology Therapeutics, Inc., 256 E. Grand Avenue, Suite 104, South San Francisco, CA 94080, Attention: Corporate Secretary.

OTHER MATTERS

Our board of directors does not know of any other matters to be brought before the Annual Meeting. If any other matters not mentioned in this proxy statement are properly brought before the meeting, the individuals named in the enclosed proxy intend to use their discretionary voting authority under the proxy to vote the proxy in accordance with their best judgment on those matters.

SCAN TO VIEW MATERIALS & VOTE w BRIDGEBIO ONCOLOGY THERAPEUTICS, INC. VOTE BY INTERNET 256 E. GRAND AVENUE, SUITE 104 Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above SOUTH SAN FRANCISCO, CA 94080 Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 15, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting—Go to www.virtualshareholdermeeting.com/BBOT2026 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE—1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 15, 2026. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: T00037-P52216 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY BRIDGEBIO ONCOLOGY THERAPEUTICS, INC. The Board of Directors recommends you vote FOR the following proposals: 1. To elect two Class I directors to serve until the 2029 annual meeting of stockholders and until his successor has been duly elected and qualified, or until his earlier death, resignation or removal. Nominees: For Withhold 1a. Frank McCormick, Ph.D., F.R.S., D.Sc. ! ! 1b. Peter Lebowitz, M.D., Ph.D. ! ! For Against Abstain 2. To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026. ! ! ! 3. To transact any other business properly brought before the Annual Meeting or any adjournment or postponement of the Annual Meeting. Sign exactly as your name(s) appear(s) on the stock certificate. If shares of stock stand of record in the names of two or more persons, or in the name of husband and wife, whether as joint tenants or otherwise, both or all of such persons should sign the proxy card. If shares of stock are held of record by a corporation, the proxy card should be executed by the President or Vice President and the Secretary or Assistant Secretary. Executors or administrators or other fiduciaries who execute the proxy card for a deceased stockholder should give their full title. Please date the proxy card.

Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com. T00038-P52216 BRIDGEBIO ONCOLOGY THERAPEUTICS, INC. ANNUAL MEETING OF STOCKHOLDERS JUNE 16, 2026 1:00 P.M. PACIFIC TIME THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints each of Pedro Beltran and Idan Elmelech, with full power of substitution, to represent the undersigned and to vote all of the shares of stock in BridgeBio Oncology Therapeutics, Inc. (the “Company”) which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company, to be held at 1:00 p.m. Pacific Time on June 16, 2026, virtually at www.virtualshareholdermeeting.com/BBOT2026 and at any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. IF YOU ELECT TO VOTE BY MAIL, PLEASE SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE